EXHIBIT 10.3

SALE AND SERVICING AGREEMENT

among

FORD CREDIT AUTO OWNER TRUST 20  -  ,
as Issuer,

FORD CREDIT AUTO RECEIVABLES TWO LLC,
as Depositor

and

FORD MOTOR CREDIT COMPANY LLC,
as Servicer

Dated as of     , 20

i

ii

SALE AND SERVICING AGREEMENT, dated as of    , 20   (this “Agreement”), among FORD CREDIT AUTO OWNER TRUST 20  -  , a Delaware statutory trust, as Issuer, FORD CREDIT AUTO RECEIVABLES TWO LLC, a Delaware limited liability company, as Depositor, and FORD MOTOR CREDIT COMPANY LLC, a Delaware limited liability company, as Servicer.

BACKGROUND

In the normal course of its business, Ford Credit purchases retail installment sale contracts secured by new and used cars, light trucks and utility vehicles from motor vehicle dealers.

In connection with a securitization transaction sponsored by Ford Credit in which the Issuer will issue Notes secured by a pool of Receivables consisting of retail installment sale contracts, Ford Credit has sold the pool of Receivables to the Depositor, who will sell it to the Issuer.  The Issuer will engage the Servicer to service the Receivables.

The parties agree as follows:

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1.                                 Usage and Definitions.  Capitalized terms used but not defined in this Agreement are defined in Appendix A.  Appendix A also contains usage rules that apply to this Agreement.  Appendix A is incorporated by reference into this Agreement.

ARTICLE II
SALE AND PURCHASE OF SOLD PROPERTY;
REPRESENTATIONS AND WARRANTIES

Section 2.1.                                 Sale of Sold Property.  In consideration of the Issuer’s delivery to the Depositor of Notes with an aggregate Note Balance of $              and the rights to distributions under Section 8.2 of the Indenture, the Depositor sells and assigns to the Issuer, without recourse (other than the Depositor’s obligations under this Agreement), all of the Depositor’s right, title and interest, whether now owned or later acquired, in the Sold Property.  This sale and assignment does not, and is not intended to, include any obligation of the Depositor or Ford Credit to the Obligors, the Dealers or any other Person relating to the Receivables and the other Sold Property, and the Issuer does not assume any of these obligations.

Section 2.2.                                 Acknowledgement of Further Assignments.  The Depositor acknowledges that, under the Indenture, the Issuer will assign and pledge the Sold Property and related property and rights to the Indenture Trustee for the benefit of the Secured Parties.

Section 2.3.                                 Savings Clause.  The Depositor and the Issuer intend that the sale and assignment under this Agreement be an absolute sale and assignment of the Sold Property, conveying good title free and clear of any Lien, other than Permitted Liens, from the Depositor to the Issuer.  The Depositor and the Issuer intend that the Sold Property not be a part of the Depositor’s estate if there is a bankruptcy or insolvency of the Depositor.  If, despite the intent of the Depositor and the Issuer, the transfer of the Sold Property under this Agreement is determined to be a pledge for a financing or is determined not to be an absolute sale and assignment, the Depositor Grants to the Issuer a first priority perfected security interest in the Depositor’s right, title and interest in the Sold Property to secure a loan in an amount equal to all amounts payable by the Depositor under this Agreement, all amounts payable as principal and interest on the Notes, all amounts payable as Servicing Fees under this Agreement and all fees and expenses of the Indenture Trustee or the Owner Trustee.  In that case, this Agreement will be a security agreement under law and the Issuer will have the rights and remedies of a secured party and creditor under the UCC.

Section 2.4.                                 Depositor’s Representations and Warranties About Sold Property.

(a)                                 Representations and Warranties from Receivables Purchase Agreement.  Ford Credit made representations and warranties about the Receivables in Section 3.3 of the Receivables Purchase Agreement, and has consented to the sale by the Depositor to the Issuer of the Depositor’s rights to these representations and warranties.  Under Section 2.1, the Depositor has sold to the Issuer the Depositor’s rights under the Receivables Purchase Agreement, including the right to require Ford Credit to repurchase any Receivables if there is a breach of Ford Credit’s representations and warranties.  In addition, the Depositor represents and warrants as of the Closing Date that the representations and warranties about the Receivables in Section 3.3 of the Receivables Purchase Agreement are true and correct in all material respects.  The Issuer is relying on Ford Credit’s representations and warranties in the Receivables Purchase Agreement and on the Depositor’s representations and warranties in this Section 2.4(a) in purchasing the Receivables, which representations and warranties will survive the sale of the Receivables to the Issuer and the pledge of the Receivables to the Indenture Trustee under the Indenture.

(b)                                 Representations and Warranties About Pool of Receivables.  The Depositor makes the following representations and warranties about the pool of Receivables on which the Issuer is relying in purchasing the Sold Property.  The representations and warranties are made as of the Closing Date and will survive the sale of the Sold Property to the Issuer and the pledge of the Sold Property by the Issuer to the Indenture Trustee under the Indenture.

(i)                                     Valid Sale.  This Agreement evidences a valid sale and assignment of the Sold Property from the Depositor to the Issuer, enforceable against creditors of and purchasers from the Depositor.

(ii)                                  Good Title to Sold Property.  Immediately before the sale and assignment under this Agreement, the Depositor has good and marketable title to the Sold Property free and clear of any Lien, other than Permitted Liens, and, immediately after the sale and assignment under this Agreement, the Issuer will have good and marketable title to the Sold Property, free and clear of any Lien, other than Permitted Liens.

(iii)                               Security Interest in Sold Property.

(A)                               This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Sold Property in favor of the

Issuer, which is prior to all other Liens, other than Permitted Liens, and is enforceable against all creditors of and purchasers from the Depositor.

(B)                               All filings (including UCC filings) necessary in any jurisdiction to give the Depositor a first priority, validly perfected ownership and security interest in the Purchased Property, to give the Issuer a first priority, validly perfected ownership and security interest in the Sold Property and to give the Indenture Trustee a first priority perfected security interest in the Collateral, will be made within ten days after the Closing Date.

(C)                               All financing statements filed or to be filed against the Depositor in favor of the Issuer describing the Sold Property sold under this Agreement will contain a statement to the following effect:  “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Assignee.”

(D)                               The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering any Sold Property other than the financing statements relating to the security interest Granted to the Depositor under the Receivables Purchase Agreement, by the Depositor to the Issuer under this Agreement or by the Issuer to the Indenture Trustee under the Indenture, or that has been terminated.

(c)                                  Representations and Warranties About Security Interest.  If the transfer of the Sold Property under this Agreement is determined to be a pledge relating to a financing or is determined not to be an absolute sale and assignment, the Depositor makes the following representations and warranties on which the Issuer is relying in purchasing the Sold Property.  The representations and warranties are made as of the Closing Date, will survive termination of this Agreement and may not be waived by the Issuer or the Indenture Trustee.

(i)                                     Valid Security Interest.  This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Sold Property in favor of the Issuer, which is prior to all other Liens, other than Permitted Liens, and is enforceable against creditors of and purchasers from the Depositor.

(ii)                                  Perfection.  The Sponsor has started procedures that will result in the perfection of a first priority security interest against the applicable Obligor in the Financed Vehicles.

(iii)                               Type.  The Sold Property is “chattel paper,” “instruments” or “general intangibles” within the meaning of the applicable UCC.

(iv)                              Good Title.  Immediately before the sale and assignment under this Agreement, the Depositor owns and has good and marketable title to the Sold Property free and clear of all Liens, other than Permitted Liens.  The Depositor has received all consents and approvals required by the terms of the Sold Property to Grant to the Issuer its right, title and interest in the Sold Property, except to the extent the requirement for consent or approval is made ineffective under the applicable UCC.

(v)                                 Filing Financing Statements.  The Depositor has caused, or will cause within ten days after the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest Granted in the Sold Property to the Issuer under this Agreement.  All financing statements filed or to be filed against the Depositor in favor of the Issuer under this Agreement describing the Sold Property will contain a statement to the following effect:  “A purchase of or grant of a security interest in any collateral described in this financing statement will violate the rights of the Secured Parties.”

(vi)                              No Other Sale, Grant or Financing Statement.  Other than the security interest Granted to the Issuer under this Agreement, the Depositor has not sold or Granted a security interest in any of the Sold Property.  The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering any of the Sold Property, other than financing statements relating to the security interest Granted to the Issuer.  The Depositor is not aware of any judgment or tax Lien filings against it.

(vii)                           Possession of Receivables; Financing Statement Provision.  For Receivables that are “tangible chattel paper,” the Depositor has in its possession, directly or through their agents, all original copies of the Receivable that constitute or evidence part of the Sold Property, and these Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer.  For Receivables that are “electronic chattel paper,” the Depositor has not communicated an authoritative copy of any Receivable that constitutes or evidences part of the Sold Property to any Person other than the Issuer.

Section 2.5.                                 Depositor’s Repurchase of Receivables for Breach of Representations.

(a)                                 Investigation of Breach.  If a Responsible Person of the Depositor (i) has knowledge of a breach of a representation or warranty made in Section 2.4(a), (ii) receives notice from the Issuer, the Owner Trustee or the Indenture Trustee of a breach of a representation or warranty made in Section 2.4(a), (iii) receives a Repurchase Request from the Owner Trustee or the Indenture Trustee for a Receivable or (iv) receives a Review Report that indicates a Test Fail for a Receivable, then, in each case, the Depositor will investigate the Receivable to confirm the breach and determine if the breach has a material adverse effect on the Receivable.  None of the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee or the Administrator will have an obligation to investigate whether a breach of any representation or warranty has occurred or whether any Receivable is required to be repurchased under this Section 2.5.

(b)                                 Repurchase of Receivables; Payment of Purchase Amount.  The Depositor may, and if the breach has a material adverse effect on a Receivable will, repurchase the Receivable as of the last day of the Collection Period in which the Depositor has knowledge or was notified of and confirmed the breach or, at the Depositor’s option, as of the last day of the next Collection Period, unless the breach is cured in all material respects before that date.  The Depositor will pay (or cause to be paid) the Purchase Amount on the Business Day before the related Payment Date (or, with satisfaction of the Rating Agency Condition, on the related Payment Date).  If Ford Credit is the Servicer, the Depositor may cause the Purchase Amount to be paid according to Section 4.3(c).

(c)                                  Repurchase Sole Remedy.  The sole remedy for a breach of the Depositor’s representations and warranties made in Section 2.4(a) is (i) to require the Depositor to repurchase the Receivable under this Section 2.5 or (ii) to require the Depositor or the Indenture Trustee to enforce the obligation of Ford Credit to repurchase the Receivable under Section 3.4 of the Receivables Purchase Agreement.

(d)                                 Sale and Assignment of Repurchased Receivable.  When the Purchase Amount is included in Available Funds for a Payment Date, the Issuer will, without further action, be deemed to have sold and assigned to the Depositor as of the first day of the related Collection Period all of the Issuer’s right, title and interest in the Receivable repurchased by the Depositor under this Section 2.5 and all security and documents relating to the Receivable.  The sale will not require any action by the Issuer and will be without recourse, representation or warranty by the Issuer except the representation that the Issuer owns the Receivable free and clear of any Lien, other than Permitted Liens.  On the sale, the Servicer will mark its receivables systems to indicate that the receivable is no longer a Receivable and may take any action necessary or advisable to evidence the sale of the receivable, free from any Lien of the Issuer or the Indenture Trustee.

Section 2.6.                                 Dispute Resolution.

(a)                                 Referral to Dispute Resolution.  If the Issuer, the Owner Trustee, the Indenture Trustee or a Noteholder (the “Requesting Party”) requests that the Depositor and/or the Sponsor repurchase a Receivable due to an alleged breach of a representation and warranty in Section 2.4(a) or in Section 3.4 of the Receivables Purchase Agreement (each, a “Repurchase Request”), and the Repurchase Request has not been resolved within 180 days of the receipt of notice of the Repurchase Request by the Depositor or the Sponsor, the Requesting Party may refer the matter, in its discretion, to either mediation (including non-binding arbitration) or binding third-party arbitration.  However, if the Receivable subject to a Repurchase Request was part of a Review and the Review Report showed no Test Fails for the Receivable, the Repurchase Request for the Receivable will be deemed to have been resolved.  The Requesting Party must start the mediation or arbitration proceeding according to the applicable ADR Rules of the ADR Organization within 90 days after the end of the 180-day period.  The Depositor and the Sponsor agree to participate in the dispute resolution method selected by the Requesting Party.

(b)                                 Mediation.  If the Requesting Party selects mediation for dispute resolution:

(i)                                     The mediation will be administered by the ADR Organization using its ADR Rules.  However, if any ADR Rules are inconsistent with the procedures for mediation stated in this Section 2.6, the procedures in this Section 2.6 will control.

(ii)                                  A single mediator will be selected by the ADR Organization from a list of neutrals maintained by it according to the ADR Rules.  The mediator must be impartial, an attorney admitted to practice in the State of New York and have at least [15] years of experience specializing in commercial litigation and, if possible, consumer finance or asset-backed securitization matters.

(iii)                               The mediation will start within [15] days after the selection of the mediator and conclude within [30] days after the start of the mediation.  .

(iv)                              The expenses of the mediation will be allocated to the parties as mutually agreed by them as part of the mediation.

(v)                                 If the parties fail to agree at the completion of the mediation, the Requesting Party may refer the Repurchase Request to arbitration under this Section 2.6.

(c)                                  Arbitration.  If the Requesting Party selects arbitration for dispute resolution:

(i)                                     The arbitration will be administered by the ADR Organization using its ADR Rules.  However, if any ADR Rules are inconsistent with the procedures for arbitration stated in this Section 2.6, the procedures in this Section 2.6 will control.

(ii)                                  A single arbitrator will be selected by the ADR Organization from a list of neutrals maintained by it according to the ADR Rules.  The arbitrator must be impartial, an attorney admitted to practice in the State of New York and have at least [15] years of experience specializing in commercial litigation and, if possible, consumer finance or asset-backed securitization matters.  The arbitrator will be independent and impartial and will comply with the Code of Ethics for Arbitrators in Commercial Disputes in effect at the time of the arbitration.  Before accepting an appointment, the arbitrator must promptly disclose any circumstances likely to create a reasonable inference of bias or conflict of interest or likely to preclude completion of the proceedings within the stated time schedule.   The arbitrator may be removed by the ADR Organization for cause consisting of actual bias, conflict of interest or other serious potential for conflict.

(iii)                               The arbitrator will have the authority to schedule, hear and determine any motions, including dispositive and discovery motions, according to New York law, and will do so at the motion of any party.  Discovery will be completed with [30] days of selection of the arbitrator and will be limited for each party to [two] witness depositions not to exceed five hours, [two] interrogatories, [one] document request and [one] request for admissions.  However, the arbitrator may grant additional discovery on a showing of good cause that the additional discovery is reasonable and necessary.  Briefs will be limited to no more than [ten] pages each, and will be limited to initial statements of the case, discovery motions and a pre-hearing brief.  The evidentiary hearing on the merits will start no later than [60] days after the selection of the arbitrator and will proceed for no more than [six] consecutive Business Days with equal time allocated to each party for the presentation of direct evidence and cross examination.  The arbitrator may allow additional time on a showing of good cause or due to unavoidable delays.

(iv)                              The arbitrator will make its final determination no later than [90] days after its selection.  The arbitrator will resolve the dispute according to the terms of this Agreement and the other Transaction Documents, and may not modify or change this Agreement or the other Transaction Documents in any way.  The arbitrator will not have the power to award punitive damages or consequential damages in any arbitration conducted by them.  In its final determination, the arbitrator will determine and award the expenses of the arbitration (including filing fees, the fees of the arbitrator, cost of any record or transcript of the arbitration and administrative fees) to the parties in its reasonable discretion.  The determination of the arbitrator will be in writing and counterpart copies will be promptly delivered to the parties.  The determination will be final and non-appealable, except for actions to confirm or vacate the determination permitted under federal or State law, and may be entered and enforced in any court of competent jurisdiction.

(v)                                 By selecting arbitration, the Requesting Party is giving up the right to sue in court, including the right to a trial by jury.

(vi)                              The Requesting Party may not bring a putative or certificated class action to arbitration.  If this waiver of class action rights is found to be unenforceable for any reason, the Requesting Party agrees that it will bring its claims in a court of competent jurisdiction.

(d)                                 Additional Conditions.  For each mediation or arbitration:

(i)                                     Any mediation or arbitration will be held in New York, New York at the offices of the mediator or arbitrator or at another location selected by the Depositor or the Sponsor.  Any party or witness may participate by teleconference or video conference.

(ii)                                  The Depositor, the Sponsor and the Requesting Party will have the right to seek provisional relief from a competent court of law, including a temporary restraining order, preliminary injunction or attachment order, if such relief is available by law.

(iii)                               Neither the Depositor nor the Sponsor will be required to produce personally identifiable customer information for purposes of any mediation or arbitration.  The existence and details of any unresolved Repurchase Request, any informal meetings, mediations or arbitration proceedings, the nature and amount of any relief sought or granted, any offers or statements made and any discovery taken in the proceeding will be confidential, privileged and inadmissible for any purpose in any other mediation, arbitration, litigation or other proceeding.  The parties will keep this information confidential and will not disclose or discuss it with any third party (other than a party’s attorneys, experts, accountants and other advisors, as reasonably required in connection with the mediation or arbitration proceeding under this Section 2.6), except as required by law, regulatory requirement or court order.  If a party to a mediation or arbitration proceeding receives a subpoena or other request for information from a third party (other than a governmental regulatory body) for confidential information of the other party to the mediation or arbitration proceeding, the recipient will promptly notify the other party and will provide the other party with the opportunity to object to the production of its confidential information.

ARTICLE III
ADMINISTRATION AND SERVICING OF RECEIVABLES
AND OTHER TRUST PROPERTY

Section 3.1.                                 Engagement.  The Issuer engages Ford Credit as the Servicer of the Receivables for the Issuer and the Indenture Trustee, and Ford Credit accepts the engagement.

Section 3.2.                                 Servicing of Receivables.

(a)                                 General Servicing Obligations.  The Servicer will manage, service, administer and collect on the Receivables with reasonable care using that degree of skill and attention that the Servicer exercises for all comparable automotive receivables that it services for itself or others according to the Servicing Procedures and will comply with all material requirements of law.  The Servicer’s obligations will include:

(i)                                     collecting and applying all payments made on the Receivables and any other amounts received related to the Purchased Property;

(ii)                                  investigating delinquencies;

(iii)                               sending invoices, notices and responding to inquiries of Obligors;

(iv)                              processing requests for extensions, modifications and adjustments;

(v)                                 administering payoffs, defaults and delinquencies;

(vi)                              repossessing of converting the possession of the Financed Vehicle securing any Receivable that the Servicer determines is unlikely to be paid in full;

(vii)                           selling repossessed Financed Vehicles at public or private sale or auction;

(viii)                        collecting any remaining balances after charge off of the Receivables;

(ix)                              maintaining accurate and complete accounts and receivables systems for servicing the Receivables;

(x)                                 providing to the Custodian copies, or access to, any documents that modify or supplement information in the Receivable Files; and

(xi)                              preparing and providing Monthly Investor Reports and any other periodic reports required to be prepared by the Servicer under this Agreement.

(b)                                 Collection of Payments; Extensions and Amendments.  The Servicer will use reasonable efforts to collect all payments due under the Receivables. The Servicer may waive late payment charges or other fees that may be collected in the ordinary course of servicing a Receivable.  The Servicer may grant extensions, refunds, rebates or adjustments on any

Receivable or amend any Receivable according to the Servicing Procedures.  However, if the Servicer (i) grants extensions on a Receivable resulting in the final payment date of the Receivable being later than the Final Scheduled Payment Date of the most junior Class of Notes issued by the Issuer, (ii) modifies the Amount Financed under a Receivable, (iii) modifies the APR of a Receivable or (iv) increases the number of originally scheduled due dates of the Receivable, it will purchase the Receivable under Section 3.3, unless it is required to take the action by law or court order.

(c)                                  Maintenance of Security Interests in Financed Vehicles.  The Servicer will maintain perfection of the security interest created under each Receivable in the Financed Vehicle.  The Issuer authorizes the Servicer to take all actions necessary to continue perfection of the security interest on behalf of the Issuer and the Indenture Trustee if a Financed Vehicle is relocated to another State or for any other reason.  Unless required by law or court order, the Servicer will not release a Financed Vehicle from the security interest created under the Receivable, except (i) on payment in full of the Receivable, (ii) to receive proceeds from insurance covering the Financed Vehicle, (iii) on repossession, (iv) on discounted settlement of the Receivable or (v) on abandonment, in each case, according to the Servicing Procedures.

(d)                                 No Impairment.  The Servicer will not impair in any material respect the rights of the Issuer or the Indenture Trustee in any Receivable except according to the Servicing Procedures or as permitted by this Agreement.

(e)                                  Legal Action.  Effective as of the date of this Agreement, the Receivables are assigned to the Servicer solely for the purpose of permitting the Servicer to perform its servicing and administrative obligations under this Agreement, including the start or pursuit of or participation in legal proceedings to enforce a Receivable or otherwise related to a Receivable.  If in an enforcement or legal proceeding it is held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Issuer will, at the Servicer’s expense and direction, assign the Receivable to the Servicer solely for that purpose or take steps to enforce the Receivable, including bringing suit in the names of the Indenture Trustee, the Noteholders and the Issuer.

(f)                                   Power of Attorney.  The Issuer appoints the Servicer as the Issuer’s attorney-in-fact, with full power of substitution to exercise all rights of the Issuer for the servicing and administration of the Receivables.  This power of attorney, and all authority given, under this Section 3.2(f) is revocable and is given solely to facilitate the performance of the Servicer’s obligations under this Agreement and may only be used by the Servicer consistent with this Agreement.  On request of the Servicer, the Issuer will furnish the Servicer with written powers of attorney and other documents to enable the Servicer to perform its obligations under this Agreement.

(g)                                  Release Documents.  The Servicer is authorized to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee and the Noteholders, any instruments of satisfaction, cancellation, partial or full release or discharge, and other comparable instruments, for the Receivables and the Financed Vehicles.

Section 3.3.                                 Servicer’s Purchase of Receivables.

(a)                                 Purchase for Servicer Modifications.  On the occurrence of an extension or modification requiring purchase of a Receivable under Section 3.2(b), the Servicer will purchase the affected Receivable.

(b)                                 Purchase for Breach of Servicer’s Obligations.  If a Responsible Person of the Servicer has knowledge, or receives notice from the Depositor, the Issuer, the Owner Trustee or the Indenture Trustee, of a breach of the Servicer’s obligations in Sections 3.2(c) or (d) that has a material adverse effect on a Receivable, the Servicer will purchase the Receivable.

(c)                                  Purchase for System Limitation or Inability to Service.  If the Servicer, in its sole discretion, determines that as a result of a receivables systems error or receivables systems limitation or for any other reason the Servicer is unable to service a Receivable according to the Servicing Procedures and the terms of this Agreement, the Servicer may purchase the Receivable.

(d)                                 Purchase for Disaster Extension Offers.  If the Servicer offers extensions to Obligors located major disaster areas as declared by the Federal Emergency Management Agency prior to the Closing Date, the Servicer will repurchase the Receivables of the Obligors that accept the offered extensions.

(e)                                  Time of Purchase; Payment of Purchase Amount.  For any purchase of a Receivable by the Servicer under this Section 3.3, the purchase will occur as of the last day of the Collection Period in which the Servicer has knowledge or was notified of the breach, made the extension or modification on the Receivable or determined the need for purchase or, at the Servicer’s option, as of the last day of the next Collection Period, unless in the case of a breach of the Servicer’s obligations, the breach is cured in all material respects before that date.  The Servicer will pay the Purchase Amount on the Business Day before the related Payment Date (or, with satisfaction of the Rating Agency Condition, on the related Payment Date).  If Ford Credit is the Servicer, it may pay any Purchase Amounts according to Section 4.3(c).

(f)                                   Repurchase Sole Remedy for Breach.  The sole remedy of the Issuer, the Indenture Trustee, the Owner Trustee and the Secured Parties for the occurrence of a condition stated in Section 3.2(b) or a breach of the covenants made by the Servicer in Section 3.2(c) or (d) is the Servicer’s purchase of the Receivable under this Section 3.3.

(g)                                  No Duty to Investigate.  None of the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee, the Sponsor, the Depositor or the Administrator will have an obligation to investigate whether a breach or other event has occurred that would require the purchase of any Receivable under this Section 3.3 or whether any Receivables is required to be purchased under this Section 3.3.

(h)                                 Sale and Assignment of Purchased Receivables.  When the Servicer’s payment of the Purchase Amount for a Receivable is included in Available Funds for a Payment Date, the Issuer will be deemed to have sold and assigned to the Servicer as of the first day of the related Collection Period all of the Issuer’s right, title and interest in the Receivable and all security and documents relating to the Receivable.  The sale will not require any action by the Issuer and will be without recourse, representation or warranty by the Issuer except the representation that the Issuer owns the Receivable free and clear of any Lien, other than Permitted Liens.  After the sale, the Servicer will mark its receivables systems to indicate that the receivable is no longer a Receivable and may take any action necessary or advisable to transfer the Receivable free from any Lien of the Issuer or the Indenture Trustee.

Section 3.4.                                 Sale of Charged Off Receivables.  The Servicer may sell a Receivable that has been charged off.  Proceeds of any sale allocable to the charged off Receivable will be Recoveries.  If the Servicer elects to sell a charged off Receivable, the Receivable will be deemed to have been sold and assigned by the Issuer to the Servicer immediately before the sale by the Servicer.  The sole right of the Issuer and the Indenture Trustee for any Receivable sold under this Section 3.4 will be to receive the Recoveries.  After the sale, the Servicer will mark its receivables systems to indicate that the receivable sold is no longer a Receivable and may take any action necessary or advisable to transfer the receivable free from any Lien of the Issuer or the Indenture Trustee.

Section 3.5.                                 Servicer Reports and Compliance Statements.

(a)                                 Monthly Investor Report.  At least two Business Days before each Payment Date, the Servicer will deliver to the Depositor, the Issuer, the Indenture Trustee, the Note Paying Agent, the Administrator and the Rating Agencies a servicing report substantially in the form of Exhibit A (the “Monthly Investor Report”) for that Payment Date and the related Collection Period.  A Responsible Person of the Servicer will certify that the information in the Monthly Investor Report is accurate in all material respects.

(b)                                 Annual Statement of Compliance.   The Servicer will deliver to the Depositor, the Issuer, the Indenture Trustee, the Administrator and the Rating Agencies within 90 days after the end of each year, beginning with the year after the Closing Date, an Officer’s Certificate signed by a Responsible Person of the Servicer, stating that (i) a review of the Servicer’s activities during the prior year and of its performance under this Agreement has been made under the Responsible Person’s supervision and (ii) to the Responsible Person’s knowledge, based on the review, the Servicer has fulfilled in all material respects all of its obligations under this Agreement throughout the prior year or, if there has been a failure to fulfill any obligation in any material respect, stating each failure known to the Responsible Person and the nature and status of the failure.  A copy of this Officer’s Certificate  may be obtained by any Noteholder or Note Owner by request to the Indenture Trustee.

(c)                                  Report on Assessment of Compliance with Servicing Criteria and Attestation.  The Servicer will:

(i)                                     deliver to the Depositor, the Issuer, the Indenture Trustee, the Administrator and the Rating Agencies, a report on its assessment of compliance with the minimum servicing criteria during the prior year, including disclosure of any material instance of non-compliance identified by the Servicer, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB under the Securities Act; and

(ii)                                  cause a firm of registered public accountants that is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver an attestation report that satisfies the requirements of Rule 13a-18 or 15d-18 under the Exchange Act and Item 1122 of Regulation AB on the Servicer’s assessment of compliance with servicing criteria for the prior year.  The attestation report will be addressed to the board of directors of the Servicer and the Servicer will deliver copies to the Depositor, the Issuer, the Indenture Trustee and Administrator.  The attestation report will comply with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.  The attestation report will indicate that the firm  is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act.

These reports will be delivered within 90 days after the end of each year, beginning in the year after the Closing Date.  A copy of these reports may be obtained by any Noteholder or Note Owner by request to the Indenture Trustee.

(d)                                 Termination of Reporting Obligation.  The Servicer’s obligation to deliver or cause the delivery of reports under this Section 3.5 will terminate on payment in full of the Notes.

Section 3.6.                                 Tax Information.  The Servicer will deliver to the Owner Trustee for distribution to the holder of the Residual Interest information required by law for the preparation of the holder’s federal and State income tax returns.

Section 3.7.                                 Sarbanes-Oxley Certificates.  If directed by the Administrator, the Servicer will prepare, execute and deliver all certificates or other documents required to be delivered by the Issuer under the Sarbanes-Oxley Act of 2002.

Section 3.8.                                 Securities and Exchange Commission Filings.  To the extent permitted by law, the Servicer is authorized to execute and, on the request of the Issuer or the Administrator, will execute and file, on behalf of the Issuer, any Securities and Exchange Commission filings required to be filed by the Issuer under Section 7.3 of the Indenture.

Section 3.9.                                 Servicer Records; Access to Servicer Records.  The Servicer will maintain records and documents relating to its performance under this Agreement according to its customary business practices.  On reasonable request not more than once during any year, the Servicer will give the Issuer, the Depositor, the Administrator, the Owner Trustee and the Indenture Trustee (or their representatives) access to the records and documents to conduct a review of the Servicer’s performance under this Agreement.  Any access or review will be conducted at the Servicer’s offices during its normal business hours at a time reasonably convenient to the Servicer and in a manner that will minimize disruption to its business operations.  Any access or review will be subject to the Servicer’s confidentiality and privacy policies.

Section 3.10.                          Servicer’s Authorized and Responsible Persons.  On or before the Closing Date, the Servicer will notify the Indenture Trustee and the Owner Trustee of each Person who (a) is authorized to give instructions and directions to the Indenture Trustee and the Owner

Trustee on behalf of the Servicer and (b) is a Responsible Person for the Servicer, which Persons may be changed by notice to the Indenture Trustee and the Owner Trustee.

Section 3.11.                          Servicer’s Fees.  On each Payment Date, the Issuer will pay the Servicing Fee to the Servicer according to Section 8.2 of the Indenture.  In addition, the Servicer may retain any Supplemental Servicing Fees and will receive investment earnings (net of investment losses and expenses) on funds in the Bank Accounts in each Collection Period.

Section 3.12.                          Servicer’s Expenses.  Except as otherwise stated in this Agreement, the Servicer will pay all expenses incurred by it in connection with servicing the Receivables under this Agreement, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred to prepare reports, certificate or notices under this Agreement.  The Servicer will be reimbursed under this Agreement for (i) amounts paid by the Servicer that are charged to the account of an Obligor according to the Servicing Procedures and (ii) amounts paid by the Servicer to third parties for collection and for repossession, transportation, reconditioning and sale or other disposition of a Financed Vehicle.

Section 3.13.                          Custodian.

(a)                                 Appointment of Custodian.  To reduce administrative costs and facilitate the servicing of the Receivables by the Servicer, the Issuer appoints Ford Credit, in its capacity as the Servicer, to act as the Custodian of the Receivables for the Issuer and the Indenture Trustee, as their interests may appear.  Ford Credit accepts the appointment and agrees to perform the custodial obligations in this Section 3.13.

(b)                                 Custody of Receivable Files.  The Custodian will hold and maintain in custody the following documents for each Receivable (the “Receivable File”) for the benefit of the Issuer and the Indenture Trustee, using reasonable care and according to the Servicing Procedures:

(i)                                     the original Receivable or an authoritative copy of the Receivable, if in electronic form;

(ii)                                  the credit application signed by the Obligor;

(iii)                               the original certificate of title or other documents evidencing the security interest of Ford Credit in the Financed Vehicle; and

(iv)                              all other documents, notices and correspondence relating to the Receivable, the Obligor or the Financed Vehicle that the Servicer generates in the course of servicing the Receivable.

Except as stated above, any document in the Receivable File may be a photocopy or in electronic format or may be converted to electronic format at any time.  The Custodian will hold and maintain the Receivable Files, including any receivables systems on which the Receivable Files are electronically stored, in a manner that will permit the Servicer and the Issuer to comply with this Agreement and the Indenture Trustee to comply with the Indenture.

(c)                                  Delivery of Receivable Files.  The Receivable Files are constructively delivered to the Indenture Trustee, as pledgee of the Issuer under the Indenture, and the Custodian confirms to the Issuer and the Indenture Trustee that it has received the Receivable Files.  No initial review or any periodic review of the Receivable Files by the Issuer, the Owner Trustee or the Indenture Trustee is required.

(d)                                 Location of Receivable Files.  The Custodian will maintain the Receivable Files (or access to any Receivable Files stored in an electronic format) at one of its offices or the offices of one of its custodians in the United States.  On request of the Depositor, the Issuer and the Indenture Trustee, the Custodian will provide a list of locations of the Receivable Files.

(e)                                  Access to Receivable Files.  The Custodian will give the Servicer access to the Receivable Files and, on request from the Servicer, the Custodian will promptly release any document in the Receivable Files to the Servicer for purposes of servicing the Receivables.  The Custodian will give the Depositor, the Issuer and the Indenture Trustee access to the Receivable Files and the receivables systems at offices designated by the Custodian without charge, but only on reasonable request, during normal business hours, which access will be subject to the Custodian’s safety, security and confidentiality procedures and a confidentiality agreement satisfactory to the Custodian and privacy law.

(f)                                   Effective Period and Termination.  Ford Credit’s appointment as custodian is effective as of the Cutoff Date and will continue until terminated under this Section 3.13(f).  If the Servicer resigns under Section 7.1 or is terminated under Section 7.2, the appointment of the Servicer as custodian under this Agreement may be terminated in the same manner as the Servicer may be terminated under Section 7.2.  As soon as practicable after any termination of its appointment as custodian, the Custodian will deliver the Receivable Files to the Indenture Trustee or its designee or successor custodian at a place designated by the Indenture Trustee.  All reasonable costs and expenses of transferring the Receivable Files to the successor custodian will be paid by the predecessor custodian on receipt of an invoice with reasonable detail of the costs and expenses.

(g)                                  Custodian as Nominee Lienholder/Secured Party.  For administrative convenience and to further facilitate the servicing of the Receivables by the Servicer, the Issuer appoints Ford Credit, in its capacity as Custodian and Servicer, as nominee lienholder/secured party to act for the benefit and on behalf of the Issuer and the Indenture Trustee for the original certificates of title or the other documents evidencing the security interest of the Issuer in the Financed Vehicles (the “Security Documents”).  In addition, if the assignment of a Receivable from Ford Credit to the Depositor under the Receivables Purchase Agreement and from the Depositor to the Issuer under this Agreement is insufficient, without a notation on the Financed Vehicle’s certificate of title, to give the Issuer a first priority perfect security interest in the Finance Vehicle, the Custodian, in its capacity as nominee lienholder/secured party, agrees that it is acting as the agent of the Issuer for the purpose of perfecting the security interest of the Issuer in the Financed Vehicle and agrees that Ford Credit’s listing as the lienholder/secured party on the certificate of title is in its capacity as agent of the Issuer.  The Custodian agrees to serve as nominee lienholder/secured party and agent for the Financed Vehicles and will, as nominee lienholder/secured party and agent: (i) act exclusively for the benefit and on behalf of the Issuer and the Indenture Trustee under this Agreement and (ii) take any and all actions necessary or advisable in order to establish, maintain and protect the Issuer’s security interest in the Financed Vehicles.  The Custodian further acknowledges the right of the Issuer to treat the Security Documents as if the name of the Issuer appears on the documents as lienholder/secured party in place of Ford Credit’s name.

ARTICLE IV
ACCOUNTS, COLLECTIONS AND APPLICATION OF FUNDS

Section 4.1.                                 Bank Accounts.

(a)                                 Establishment of Bank Accounts.  On or before the Closing Date, the Servicer will establish the following segregated trust accounts at a Qualified Institution (initially the corporate trust department of                   ), each in the name “           , as Indenture Trustee, as secured party for Ford Credit Auto Owner Trust 20  -  “, to be designated as follows:

(i)                                     “Collection Account” with account number       ; and

(ii)                                  “Reserve Account” with account number       .

(b)                                 Control of Bank Accounts.  Each of the Bank Accounts will be under the control of the Indenture Trustee so long as the Bank Accounts remain subject to the Lien of the Indenture, except that the Servicer may make deposits to and direct the Indenture Trustee to make deposits to or withdrawals from the Bank Accounts according to the Transaction Documents.  The Servicer may direct the Indenture Trustee to withdraw from the Collection Account and pay to the Servicer or as directed by the Servicer amounts that are not Available Funds for a Collection Period or that were deposited in the Collection Account in error.  Following the payment in full of the Notes and the release of the Bank Accounts from the Lien of the Indenture, the Collection Account will be under the control of the Servicer and the Reserve Account will under the control of the Depositor.

(c)                                  Benefit of Accounts; Deposits and Withdrawals.  The Bank Accounts and all cash, money, securities, investments, financial assets and other property deposited in or credited to them will be held by the Indenture Trustee as secured party for the benefit of the Secured Parties and, after payment in full of the Notes and the release of the Bank Accounts from the Lien of the Indenture, as agent of the Issuer and as part of the Trust Property.  All deposits to and withdrawals from the Bank Accounts will be made according to the Transaction Documents.

(d)                                 Maintenance of Accounts.  If an institution maintaining the Bank Accounts ceases to be a Qualified Institution, the Servicer, for the Collection Account, or the Depositor, for the Reserve Account, will, with the Indenture Trustee’s assistance as necessary, move the Bank Account to a Qualified Institution within 30 days.

(e)                                  Compliance.  Each Bank Account will be subject to the Account Control Agreement.  The Servicer, for the Collection Account, and the Depositor, for the Reserve Account, will ensure that the Account Control Agreement requires the Qualified Institution maintaining the account to comply with “entitlement orders” (as defined in Section 8-102 of the

UCC) from the Indenture Trustee without further consent of the Issuer, if the Notes are Outstanding, and to act as a “securities intermediary” according to the UCC.

Section 4.2.                                 Investment of Funds in Bank Accounts.

(a)                                 Permitted Investments.  If no Default or Event of Default has occurred and is continuing, the Servicer may provide investment instructions to the Indenture Trustee for the investment of funds in the Bank Accounts in Permitted Investments, and the Indenture Trustee will direct the Qualified Institution maintaining the Bank Accounts to invest the funds in the Bank Accounts in those Permitted Investments.  The investment instructions  from the Servicer may be in the form of a standing instruction.  If (a) the Servicer fails to give investment instructions for any funds in a Bank Account to the Indenture Trustee by 11:00 a.m. New York time (or other time as may be agreed by the Indenture Trustee) on the Business Day before a Payment Date or (b) a Default or Event of Default has occurred and is continuing for the Notes and the Indenture Trustee has given notice of the Default or Event of Default to the Qualified Institution, the Qualified Institution will invest and reinvest funds in the Bank Accounts according to the last investment instruction received, if any, or, if no prior investment instructions have been received or if the instructed investments are no longer available or permitted, in investments described in clause (b) of the definition of Permitted Investments.  The Servicer may direct the Indenture Trustee to consent, vote, waive or take any other action, or not to take any action, on any matters available to the holder of the Permitted Investments.

(b)                                 Maturity of Investments.  Any Permitted Investments of funds in the Bank Accounts (or any reinvestments of the Permitted Investments) for a Collection Period must mature, if applicable, and be available no later than the Business Day before the related Payment Date.  However, funds in the Reserve Account may be invested in Permitted Investments that will not mature or be available before the related Payment Date if the Rating Agency Condition has been satisfied for the investment.  Any Permitted Investments with a maturity date will be held to their maturity, except that such Permitted Investments may be sold or disposed of before their maturity in connection with the sale or liquidation of the Collateral following an Event of Default under Section 5.6 of the Indenture.

(c)                                  No Liability for Investments.  None of the Depositor, the Servicer, the Indenture Trustee or the Qualified Institution maintaining any Bank Account will be liable for the selection of Permitted Investments or for investment losses incurred on Permitted Investments (other than in the capacity as obligor, if applicable).

(d)                                 Continuation of Liens in Investments.  The Servicer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in the Bank Account unless the security interest Granted and perfected in the account in favor of the Indenture Trustee will continue to be perfected in the investment or the proceeds of the sale, in each case, without any further action by any Person.

(e)                                  Investment Earnings.  The Servicer will be entitled to receive investment earnings (net of losses and investment expense) on funds in the Bank Accounts as additional compensation for the servicing of the Receivables.  The Servicer will direct the Indenture

Trustee to withdraw the investment earnings and distribute them to the Servicer on each Payment Date.

Section 4.3.                                 Deposits and Payments.

(a)                                 Closing Date Deposit.  On the Closing Date, the Servicer will deposit in the Collection Account all amounts received and applied as interest or principal on the Receivables during the period from the Cutoff Date to two Business Days before the Closing Date.

(b)                                 Deposit of Collections.

(i)                                     If the Servicer’s short-term unsecured debt is not rated at least the Monthly Deposit Required Ratings or a Servicer Termination Event occurs, the Servicer will deposit in the Collection Account all amounts received and applied as interest or principal on the Receivables within two Business Days after application.

(ii)                                  If the Servicer is Ford Credit and Ford Credit’s short-term unsecured debt is rated at least [“F1+” by Fitch, “P-1” by Moody’s and “A-1” by Standard & Poor’s] (the “Monthly Deposit Required Ratings”), Ford Credit may deposit Collections on the Business Day before each Payment Date, or with satisfaction of the Rating Agency Condition, on each Payment Date.

(c)                                  Reconciliation of Deposits.  If Ford Credit is the Servicer and for any Payment Date, the sum of (i) Collections for the Collection Period, plus (ii) Purchase Amounts for the Payment Date, exceeds the amounts deposited under Section 4.3(b) for the Collection Period, Ford Credit will deposit an amount equal to the excess into the Collection Account on the Business Day before the Payment Date or, with satisfaction of the Rating Agency Condition, on the Payment Date.  If, for any Payment Date, the amounts deposited under Section 4.3(b) for the Collection Period exceed the sum of (i) Collections for the Collection Period, plus (ii) Purchase Amounts for the Payment Date, the Indenture Trustee will pay to Ford Credit an amount equal to the excess within two Business Days of Ford Credit’s request, but not later than the Payment Date.  If requested by the Indenture Trustee, Ford Credit will provide reasonable supporting details for its calculation of the amounts to be deposited or paid under this Section 4.3(c).

(d)                                 Net Deposits.  Ford Credit may make the deposits and payments required by Section 4.3(b) net of Servicing Fees to be paid to Ford Credit for the Collection Period and amounts the Servicer is permitted to retain under Section 3.11 and be reimbursed for under Section 3.12.  The Servicer will account for all deposits and payments in the Monthly Investor Report as if the amounts were deposited and/or paid separately.

(e)                                  No Segregation.  Pending deposit into the Collection Account, the Servicer is not required to segregate Collections from its own funds.

Section 4.4.                                 Reserve Account.

(a)                                 Initial Reserve Account Deposit.  On the Closing Date, the Depositor will deposit or cause to be deposited the Specified Reserve Balance into the Reserve Account from the net proceeds of the sale of the Notes.

(b)                                 Reserve Account Draw Amount.  On or before two Business Days before a Payment Date, the Servicer will calculate the Reserve Account Draw Amount for the Payment Date and will direct the Indenture Trustee to withdraw from the Reserve Account and deposit the Reserve Account Draw Amount into the Collection Account on or before the Payment Date.

(c)                                  Release of Funds in Reserve Account.  The Indenture Trustee will transfer all funds in the Reserve Account to the Depositor on the earlier of (i) the first Payment Date on or after which the Servicer has deposited into the Collection Account the amount stated in Section 8.1(a) in connection with its exercise of its option to acquire the Sold Property under Section 8.1 and (ii) the date the Note Balance of the Notes and of all other amounts owing or to be distributed to the Secured Parties under the Indenture and this Agreement are paid in full.

Section 4.5.                                 Direction to Indenture Trustee for Distributions.  On or before two Business Days before a Payment Date, the Servicer will direct the Indenture Trustee (based on the most recent Monthly Investor Report) to make the withdrawals, deposits, distributions and payments required to be made on the Payment Date under Section 8.2 of the Indenture.

ARTICLE V
DEPOSITOR

Section 5.1.                                 Depositor’s Representations and Warranties.  The Depositor represents and warrants to the Issuer as of the Closing Date, on which the Issuer is relying in purchasing the Sold Property and which will survive the sale of the Sold Property to the Issuer and the pledge of the Sold Property by the Issuer to the Indenture Trustee under the Indenture:

(a)                                 Organization and Qualification.  The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware.  The Depositor is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Depositor’s ability to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.

(b)                                 Power, Authority and Enforceability.  The Depositor has the power and authority to execute deliver and perform its obligations under each of the Transaction Documents to which it is a party.  The Depositor has authorized the execution, delivery and performance of each of the Transaction Documents to which it is a party.  Each of the Transaction Documents to which the Depositor is a party is the legal, valid and binding obligation of the Depositor enforceable against the Depositor, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c)                                  No Conflicts and No Violation.  The completion of the transactions under the Transaction Documents to which the Depositor is a party and the performance of its obligations under such documents will not (i) conflict with, or be a breach or a default under, any indenture, mortgage, deed of trust, loan agreement, guarantee or similar document under which the Depositor is a debtor or guarantor, (ii) result in the creation or imposition of any Lien on any of the Depositor’s properties or assets under the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee or similar document (other than this Agreement), (iii) violate the Depositor’s certificate of formation or limited liability company agreement or (iv) violate any law or, to the Depositor’s knowledge, any order, rule or regulation of a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties that applies to the Depositor, which, in each case, would reasonably be expected to have a material adverse effect on the Depositor’s ability to perform its obligations under the Transaction Documents to which it is a party.

(d)                                 No Proceedings.  To the Depositor’s knowledge, there are no proceedings or investigations pending or threatened in writing before a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of the Transaction Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the completion of the transactions contemplated by the Transaction Documents, (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Depositor’s ability to perform its obligations under, or the validity or enforceability of, any of the Transaction Documents or the Notes or (iv) relating to Ford Credit or the Depositor that would reasonably be expected to (A) affect the treatment of the Notes as indebtedness for U.S. federal income or Applicable Tax State income or franchise tax purposes, (B) be deemed to cause a taxable exchange of the Notes for U.S. federal income tax purposes or (C) cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, in each case, other than proceedings that would not reasonably be expected to have a material adverse effect on the Depositor, the performance by the Depositor of its obligations under, or the validity and enforceability of, the Transaction Documents or the Notes or the tax treatment of the Issuer or the Notes.

(e)                                  Not an Investment Company.  The Depositor is not required to be registered as an “investment company” under the Investment Company Act.

Section 5.2.                                 Liability of Depositor.

(a)                                 Liability of Depositor.  The Depositor will be liable under this Agreement only for its specific obligations under this Agreement.  All other liability is expressly waived and released as a condition of, and consideration for, the execution of this Agreement by the Depositor and the issuance of the Notes.  The Depositor will be liable for its willful misconduct, bad faith or negligence in performing its obligations under this Agreement.

(b)                                 Reliance by Depositor.  The Depositor may rely in good faith on the advice of counsel or on any document believed to be genuine and to have been executed by the proper party for any matters under this Agreement.

(c)                                  Legal Actions.  The Depositor will not be required to appear in, prosecute or defend any legal action that is unrelated to its obligations under this Agreement and that, in its opinion, may cause it to incur any expense or liability.

(d)                                 Payment of Taxes.  The Depositor will pay all taxes levied or assessed on the Issuer or the Sold Property.

Section 5.3.                                 Merger, Consolidation, Succession or Assignment.  Any Person (a) into which the Depositor is merged or consolidated, (b) resulting from any merger or consolidation to which the Depositor is a party or (c) succeeding to the business of the Depositor, if more than 50% of the voting stock or voting power and 50% or more of the economic equity of the Person is owned, directly or indirectly, by Ford Motor Company, will be the successor to the Depositor under this Agreement.  Within 15 Business Days after any merger, consolidation or succession, that Person will (i) execute an agreement to assume the Depositor’s obligations under this Agreement (unless the assumption happens by operation of law), (ii) deliver to the Owner Trustee and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that the merger, consolidation or succession and the assumption agreement comply with this Section 5.3, (iii) deliver to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that the security interest in favor of the Issuer in the Sold Property and the Indenture Trustee in the Collateral is or will be perfected and (iv) notify the Rating Agencies of the merger, consolidation or succession.

Section 5.4.                                 Depositor May Own Notes.  The Depositor and any Affiliate of the Depositor, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights as any other Person except as limited in any Transaction Document.  Notes owned by or pledged to the Depositor or any Affiliate of the Depositor will have an equal and proportionate benefit under the Transaction Documents, except as limited in any Transaction Document.

Section 5.5.                                 Depositor’s Authorized and Responsible Persons.  On or before the Closing Date, the Depositor will notify the Indenture Trustee and the Owner Trustee of (i) each Person who is authorized to give instructions and directions to the Indenture Trustee and the Owner Trustee on behalf of the Depositor and (ii) each Person who is a Responsible Person for the Depositor, which Persons may be changed from time to time by notice to the Indenture Trustee and the Owner Trustee.

ARTICLE VI
SERVICER

Section 6.1.                                 Servicer’s Representations and Warranties.  The Servicer represents and warrants to the Issuer as of the Closing Date, on which the Issuer is relying in purchasing the Sold Property and which will survive the sale of the Sold Property to the Issuer and the pledge of the Sold Property by the Issuer to the Indenture Trustee under the Indenture:

(a)                                 Organization and Qualification.  The Servicer is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware.  The Servicer is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Servicer’s ability to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.

(b)                                 Power, Authority and Enforceability.  The Servicer has the power and authority to execute deliver and perform its obligations under each of the Transaction Documents to which it is a party.  The Servicer has authorized the execution, delivery and performance of each of the Transaction Documents to which it is a party.  Each of the Transaction Documents to which the Servicer is a party is the legal, valid and binding obligation of the Servicer enforceable against the Servicer, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c)                                  No Conflicts and No Violation.  The completion of the transactions contemplated by the Transaction Documents to which the Servicer is a party and the performance of its obligations under such documents will not (i) conflict with, or be a breach or default under, any indenture, mortgage, deed of trust, loan agreement, guarantee or similar document under which the Servicer is a debtor or guarantor, (ii) result in the creation or imposition of any Lien on any of the Servicer’s properties or assets under the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee or similar document (other than the Receivables Purchase Agreement), (iii) violate the Servicer’s certificate of formation or limited liability company agreement or (iv) violate any law or, to the Servicer’s knowledge, any order, rule or regulation of a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties that applies to the Servicer, which, in each case, would reasonably be expected to have a material adverse effect on the Servicer’s ability to perform its obligations under the Transaction Documents to which it is a party.

(d)                                 No Proceedings.  To the Servicer’s knowledge, there are no proceedings or investigations pending or threatened in writing before a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties (i) asserting the invalidity of the Transaction Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the completion of the transactions contemplated by the Transaction Documents, (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Servicer’s ability to perform its obligations under, or the validity or enforceability of, the Transaction Documents or the Notes or (iv) relating to the Servicer that would reasonably be expected to (A) affect the treatment of the Notes as indebtedness for U.S. federal income or Applicable Tax State income or franchise tax purposes, (B) be deemed to cause a taxable exchange of the Notes for U.S. federal income tax purposes or (C) cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, in each case, other than the proceedings that, to the Servicer’s knowledge, would not reasonably be expected to have a material adverse effect on the Servicer and its subsidiaries considered as a whole, the performance by the Servicer of its obligations under, or the validity and enforceability of, the Transaction Documents or the Notes or the tax treatment of the Issuer or the Notes.

Section 6.2.                                 Liability of Servicer.

(a)                                 Liability for Specific Obligations.  The Servicer will be liable only for its specific obligations under this Agreement.  All other liability is expressly waived and released as a condition of, and consideration for, the execution of this Agreement by the Servicer.  The Servicer will be liable for its willful misconduct, bad faith or negligence in performing its obligations under this Agreement.

(b)                                 No Liability of Others.  The Servicer’s obligations under this Agreement are corporate obligations.  No Person will have recourse, directly or indirectly, against any member,  manager, officer, director, employee or agent of the Servicer for the Servicer’s obligations under this Agreement.

(c)                                  Legal Actions.  The Servicer will not be required to appear in, prosecute or defend any legal action that is not incidental to its obligations to service the Receivables under this Agreement and that in its opinion may cause it to incur any expense or liability.  The Servicer may in its sole discretion take any legal action to protect the interests of the Noteholders or the Depositor under the Transaction Documents.  The legal fees and expenses of the action and any liability resulting from the action will be the Servicer’s responsibility.

(d)                                 Force Majeure.  The Servicer will not be responsible or liable for any failure or delay in performing its obligations under this Agreement caused by, directly or indirectly, forces beyond its control, including strikes, work stoppages, acts of war, terrorism, civil or military disturbances, fire, flood, earthquakes, storms, hurricanes or other natural disasters or failures of mechanical, electronic or communication systems.  The Servicer will use commercially reasonable efforts to resume performance as soon as practicable in the circumstances.

(e)                                  Reliance by Servicer.  The Servicer may rely in good faith on the advice of counsel or on any document believed to be genuine and to have been executed by the proper party for any matters under this Agreement.

Section 6.3.                                 Indemnities of Servicer.

(a)                                 Indemnification.  The Servicer will indemnify the Issuer, the Owner Trustee and the Indenture Trustee, and their officers, directors, employees and agents (each, an “Indemnified Person”) for all costs, expenses, losses, damages and liabilities resulting from the Servicer’s (including in its capacity as Custodian) willful misconduct, bad faith or negligence in performing its obligations under the Transaction Documents.

(b)                                 Proceedings.  Promptly on receipt by an Indemnified Person of notice of any Proceeding against any Indemnified Person, the Indemnified Person will, if a claim will be made against the Servicer under this Section 6.3, notify the Servicer of the Proceeding.  The Servicer may participate in and assume the defense and settlement of a Proceeding at its expense.  After notice from the Servicer to the Indemnified Person of the Servicer’s intention to assume the defense of the Proceeding with counsel reasonably satisfactory to the Indemnified Person, and so long as the Servicer assumes the defense of the Proceeding in a manner reasonably satisfactory to the Indemnified Person, the Servicer will not be liable for legal expenses of counsel to the Indemnified Person unless there is a conflict between the interests of the Servicer and the

Indemnified Person.  If there is a conflict, the Servicer will pay the reasonable fees and expenses of separate counsel to the Indemnified Person.  No settlement of a Proceeding may be made without the approval of the Servicer and the Indemnified Person, which approval will not be unreasonably withheld.

(c)                                  Survival of Obligations.  The obligations of the Servicer under this Section 6.3, for the period it was the Servicer, will survive the Servicer’s resignation or termination, the termination of this Agreement and the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of the Issuer.

(d)                                 Repayment.  If the Servicer makes any payment under this Section 6.3 and the Indemnified Person later collects any of the amounts for which the payments were made to it from others, the Indemnified Person will promptly repay the amounts to the Servicer.

Section 6.4.                                 Delegation and Contracting.  The Servicer and the Custodian may not delegate to any Person its obligations under this Agreement without the consent of the Issuer.  However, no notice or consent will be required for any delegation if Ford Credit is the Servicer or the Custodian.  The Servicer or the Custodian may contract with other Persons to perform its obligations under this Agreement.  No delegation or contracting will relieve the Servicer or Custodian of its responsibilities, and the Servicer will remain responsible for those obligations.  The Servicer or Custodian will be responsible for the fees of its delegates and contractors.

Section 6.5.                                 Servicer May Own Notes.  The Servicer and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes with the same rights as it would have if it were not the Servicer or an Affiliate of the Servicer, except as otherwise stated in any Transaction Document.

ARTICLE VII
SERVICER RESIGNATION AND TERMINATION; SUCCESSOR SERVICER

Section 7.1.                                 No Resignation of Servicer.  The Servicer will not resign as Servicer under this Agreement unless it is legally unable to perform its obligations under this Agreement.  The Servicer will deliver a notice of resignation to the Issuer, the Owner Trustee and the Indenture Trustee as soon as practicable after it determines it is required to resign and stating the resignation date, together with an Opinion of Counsel supporting its determination.  The Issuer will notify the Rating Agencies of any resignation of the Servicer.

Section 7.2.                                 Servicer Termination Events.

(a)                                 Servicer Termination Events.  The following events will each be a “Servicer Termination Event”:

(i)                                     the Servicer fails to deliver to the Owner Trustee or the Indenture Trustee any proceeds or payment required to be delivered under this Agreement and that failure continues for five Business Days after the earlier of the date (A) the Servicer receives notice of the failure from the Owner Trustee or the Indenture Trustee or (B) a Responsible Person of the Servicer has knowledge of the failure, unless:

(1)                                 (A) the failure is caused by an event outside the control of the Servicer that the Servicer could not have avoided through the exercise of commercially reasonable efforts, (B) the failure does not continue for more than ten Business Days after the earlier of the date notice of the failure is given to the Servicer by the Owner Trustee or the Indenture Trustee or a Responsible Person of the Servicer has knowledge of the failure, (C) during the period the Servicer uses all commercially reasonable efforts to perform its obligations under this Agreement and (D) the Servicer promptly notifies the Owner Trustee, the Indenture Trustee, the Depositor and the Noteholders of the failure, including a description of the Servicer’s efforts to correct the failure; or

(2)                                 (A) the failure would not reasonably be expected to, or after investigation and quantification does not, result in the failure in paying or depositing an amount greater than 0.05% of the Note Balance of the Notes, and (B) the failure does not continue for more than (i) if the Servicer’s long-term debt is rated investment grade by all Rating Agencies, 90 days after a Responsible Person of the Servicer has knowledge of the failure or (ii) if the Servicer’s long-term debt is not so rated, 90 days after the failure;

(ii)                                  the Servicer (including in its capacity as Custodian) fails to observe or to perform in any material respect any other obligations under this Agreement and that failure has a material adverse effect on the rights of the Noteholders and continues for 90 days after the Servicer receives notice of the failure from the Owner Trustee, the Indenture Trustee or the Noteholders of at least 25% of the Note Balance of the Controlling Class; or

(iii)                               an Insolvency Event of the Servicer occurs.

(b)                                 Notice of Servicer Termination Event.  The Servicer will notify the Issuer, the Owner Trustee and the Indenture Trustee of any Servicer Termination Event or any event that with the giving of notice or lapse of time, or both, would become a Servicer Termination Event, no later than five Business Days after a Responsible Person of the Servicer has knowledge of the event.  If a Servicer Termination Event occurs, the Issuer will promptly notify the Rating Agencies.

(c)                                  Termination of Servicer.  If a Servicer Termination Event occurs and is continuing, the Indenture Trustee may or, if directed by the Noteholders of a majority of the Note Balance of the Controlling Class, must terminate the Servicer under this Agreement by delivering a notice of termination to the Servicer, the Issuer and the Owner Trustee, and providing notice to the Secured Parties.  The notice of termination will state the date the termination will be effective.  On receipt of a notice of termination, the Issuer will promptly notify the Rating Agencies and the Asset Representations Reviewer and the Owner Trustee will promptly notify the holder of the Residual Interest.

(d)                                 Waiver of Servicer Termination Events.  The Noteholders of a majority of the Note Balance of the Controlling Class or, if no Notes are Outstanding, the Owner Trustee, at the direction of the holder of the Residual Interest, may direct the Indenture Trustee to waive a Servicer Termination Event, except failure to make required deposits or payment from any of the Bank Accounts, and its consequences.  On waiver, the Servicer Termination Event will cease to exist, and will be deemed to have been remedied for every purpose of this Agreement.  No waiver will extend to a later or other event or impair any right relating to a later or other event.  The Issuer will promptly notify the Rating Agencies of any waiver.

Section 7.3.                                 Servicer to Continue to Perform.  If the Servicer resigns under Section 7.1, it will continue to perform its obligations as Servicer under this Agreement until the earlier of (a) the Indenture Trustee or a successor Servicer accepting its engagement as Servicer under Section 7.4 or (b) the date the Servicer is legally unable to act as Servicer.  If the Servicer is terminated under this Agreement, it will continue to perform its obligations as Servicer under this Agreement until the date stated in the notice of termination.

Section 7.4.                                 Successor Servicer.

(a)                                 Engagement of Successor Servicer; Indenture Trustee to Act.

(i)                                     If the Servicer resigns or is terminated under this Agreement, the Indenture Trustee will promptly engage an institution having a net worth of not less than $50,000,000 whose regular business includes the servicing of motor vehicle receivables, as the successor to the Servicer under this Agreement and successor to the Administrator under Section 3.5 of the Administration Agreement.

(ii)                                  If no Person has accepted the engagement as successor Servicer when the Servicer ceases to perform the obligations of the Servicer, the Indenture Trustee, without further action, will be automatically appointed the successor Servicer.  If the Indenture Trustee becomes the successor Servicer, (A) it will do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, Article VI of the Indenture will be inapplicable to the Indenture Trustee as successor Servicer and (B) may appoint as Servicer any one of its Affiliates, but the Indenture Trustee, in its capacity as successor Servicer, will be liable for the actions and omissions of the Affiliate.  If the Indenture Trustee is unwilling or legally unable to act as successor Servicer, it will appoint, or petition a court of competent jurisdiction to appoint, an institution having a net worth of not less than $50,000,000 whose regular business includes the servicing of motor vehicle receivables, as successor to the Servicer under this Agreement.  The Indenture Trustee will be released from its obligations as successor Servicer on the date that a new Servicer accepts its engagement as successor Servicer.

(b)                                 Acceptance of Engagement.  The successor Servicer will accept its engagement by (i) assuming the obligations of the Servicer under this Agreement or entering into an amendment to this Agreement or a new servicing agreement on substantially the same terms as this Agreement, in a form acceptable to the Owner Trustee and the Indenture Trustee and (ii) delivering a copy of the assumption, amendment or new servicing agreement to the other parties and the Indenture Trustee.  The successor Servicer will accept its engagement as Administrator according to Section 3.5 of the Administration Agreement.  Promptly following a successor Servicer’s acceptance of its engagement, the Indenture Trustee will notify the Issuer, the Owner Trustee and the Secured Parties of the engagement.  On receipt of a notice of engagement, the Issuer will promptly notify the Rating Agencies and the Asset Representations Reviewer and the Owner Trustee will promptly notify the holder of the Residual Interest.

(c)                                  Compensation of Successor Servicer. The Indenture Trustee may make arrangements for the compensation of the successor Servicer out of Collections as it and the successor Servicer may agree, except that no compensation will be in excess of the amount paid to the predecessor Servicer under this Agreement.

(d)                                 Transfer of Authority.  On the effective date of the Servicer’s resignation or termination or the later date that the Servicer ceases to perform its obligations, all rights and obligations of the Servicer under this Agreement and of the Administrator under the Administration Agreement will become the rights and obligations of the successor Servicer, including as successor Administrator.

(e)                                  Authority of Issuer and Indenture Trustee.  The Issuer and the Indenture Trustee are authorized to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents, and to do all other acts or things necessary or advisable to effect the termination and replacement of the Servicer.

Section 7.5.                                 Transition of Servicing.

(a)                                 Cooperation on Termination.  On its resignation or termination, the Servicer will cooperate with the Issuer, the Owner Trustee, the Indenture Trustee and the successor Servicer in effecting (i) the termination of the rights and obligations of the Servicer under this Agreement and (ii) an orderly transition of such rights and obligations to the successor Servicer.

(b)                                 Transfer of Cash, Receivable Files and Records.  As soon as practicable after the effective date of its resignation or termination, the predecessor Servicer will (i) transfer to the successor Servicer all cash amounts relating to the Receivables that are held or later received by the predecessor Servicer and (ii) deliver to the successor Servicer the Receivable Files and the accounts and records maintained by the Servicer.  The Servicer will not be obligated to provide, license or assign its processes, procedures, models, servicing software or other applications to any successor Servicer or any third party, or provide anything covered by a restriction on transfer or assignment or a confidentiality agreement.

(c)                                  Costs of Servicing Transition.  All reasonable costs and expenses incurred by the Issuer, the Owner Trustee, the Indenture Trustee and the successor Servicer in connection with (i) the transition of servicing rights and obligations to the successor Servicer and (ii) amending this Agreement or entering into an assumption agreement or new agreement to reflect a succession of the Servicer will be paid by the resigning or terminated Servicer on receipt of an invoice with reasonable detail of the costs and expenses.

Section 7.6.                                 Merger, Consolidation, Succession and Assignment.  Any Person (a) into which the Servicer is merged or consolidated, (b) resulting from a merger or consolidation to which the Servicer is a party, (c) succeeding to the business of the Servicer or (d) that is an

Affiliate of the Servicer to whom the Servicer has assigned this Agreement, will be the successor to the Servicer under this Agreement.  Within 15 Business Days after the merger, consolidation, succession or assignment, such Person will (i) execute an agreement to assume the Servicer’s obligation under this Agreement (unless the assumption happens by operation of law), (ii) deliver to the Issuer, the Owner Trustee and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that the merger, consolidation, succession or assignment and the assumption agreement comply with this Section 7.6, (iii) deliver to the Issuer, the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that the security interest in favor of the Issuer in the Sold Property and the Indenture Trustee in the Collateral is or will be perfected and (iv) notify the Rating Agencies of the merger, consolidation, succession or assignment.

ARTICLE VIII
TERMINATION

Section 8.1.                                 Clean-Up Call.

(a)                                 Clean-up Call Option.  If the Pool Balance is equal to or less than [10]% of the Initial Pool Balance on the last day of any Collection Period, the Servicer has the option to purchase the Sold Property (other than the amounts in or invested in Permitted Investments maturing on or before the following Payment Date in the Bank Accounts).  The Servicer may exercise its option to purchase the Sold Property by (i) notifying the Indenture Trustee, the Owner Trustee and the Rating Agencies at least ten days before the Payment Date related to the Collection Period, and (ii) depositing into the Collection Account the purchase price for the Sold Property equal to the aggregate Principal Balance of the Receivables as of the last day of the prior Collection Period on the Business Day before the Payment Date (or, with satisfaction of the Rating Agency Condition, on the Payment Date) related to the Collection Period.  However, the Servicer may not purchase the Sold Property unless the sum of (i) the purchase price, (ii) the Collections in the Collection Account for the Collection Period and (iii) any Purchase Amounts paid by the Depositor or the Servicer for the Collection Period is greater than or equal to the sum of (A) the Note Balance of the Notes, and any accrued but unpaid interest and (B) all other amounts payable by the Issuer under the Transaction Documents.

(b)                                 Sale and Assignment to Servicer.  When the purchase price for the Sold Property is included in Available Funds for the Payment Date, the Issuer will be deemed to have sold and assigned to the Servicer as of the last day of the prior Collection Period all of the Issuer’s right, title and interest in and to the Sold Property, including the Receivables and all security and documents relating to the Receivables.  The sale will not require any action by the Issuer and will be without recourse, representation or warranty by the Issuer except the representation that the Issuer owns the Receivables free and clear of any Lien, other than Permitted Liens.  On the sale, the Servicer will mark its receivables systems to indicate that any receivables purchased under Section 8.1(a) are no longer Receivables, file UCC termination statements or take any other action necessary or advisable to evidence the transfer of ownership of the purchased Receivables free from any Lien of the Issuer or the Indenture Trustee.  The Issuer, the Owner Trustee or the Indenture Trustee will execute the documents required or reasonably requested by the Servicer to effect the transfer.

Section 8.2.                                 Termination.  This Agreement will terminate on the earlier to occur of (a) the last remaining Receivable is paid in full, settled, sold or charged off and any amounts received are applied or (b) the Issuer is terminated under Section 8.1 of the Trust Agreement.

ARTICLE IX
OTHER AGREEMENTS

Section 9.1.                                 Financing Statements.

(a)                                 Filing of Financing Statements.  The Depositor will file financing and continuation statements, and amendments to the statements, in the jurisdictions and with the filing offices necessary to perfect the Issuer’s interest in the Sold Property.  The Depositor will promptly deliver to the Issuer and the Indenture Trustee file-stamped copies of, or filing receipts for, any financing statement, continuation statement and amendment to a previously filed financing statement.

(b)                                 Issuer and Indenture Trustee Authorized to File Financing Statements.  The Depositor authorizes the Issuer and the Indenture Trustee to file financing and continuation statements, and amendments to the statements, in the jurisdictions and with the filing offices as the Issuer or the Indenture may determine are necessary or advisable to perfect the Issuer’s interest in the Sold Property.  The financing and continuation statements may describe the Sold Property as the Issuer or the Indenture Trustee may reasonably determine to perfect the Issuer’s interest in the Sold Property.  The Issuer or the Indenture Trustee will promptly deliver to the Depositor file-stamped copies of, or filing receipts for, any financing statement, continuation statement and amendment to a previously filed financing statement.

(c)                                  Relocation of Depositor.  The Depositor will notify the Owner Trustee and the Indenture Trustee at least ten days before a relocation of its chief executive office or change in its corporate structure, form of organization or jurisdiction of organization if it could require the filing of a new financing statement or an amendment to a previously filed financing statement under Section 9-307 of the UCC.  The Depositor will promptly file new financing statements or amendments to all previously filed financing statements.  The Depositor will maintain its chief executive office within the United States and will maintain its jurisdiction of organization in only one State.

(d)                                 Change of Depositor’s Name.  The Depositor will notify the Owner Trustee and the Indenture Trustee at least ten days before any change in the Depositor’s name that could make a financing statement filed under this Section 9.1 seriously misleading under Section 9-506 of the UCC.  The Depositor will promptly file amendments to all previously filed financing statements.

Section 9.2.                                 No Sale or Lien by Depositor.  Except for the sale and assignment under this Agreement, the Depositor will not sell or assign any Sold Property to another Person or Grant or allow a Lien on an interest in any Sold Property.  The Depositor will defend the Issuer’s interest in the Sold Property against claims of third parties claiming through the Depositor.

Section 9.3.                                 Costs and Expenses.  The Depositor will pay the costs and expenses to perform its obligations under this Agreement and the Issuer’s and the Indenture Trustee’s reasonable costs to perfect the Issuer’s interest in the Sold Property and to enforce the Depositor’s obligations under this Agreement.

Section 9.4.                                 Receivables Information.

(a)                                 Servicer’s Receivables Systems.  On and after the Closing Date, until a Receivable has been paid in full or repurchased, the Servicer will mark its receivables systems to indicate clearly that the Receivable is owned by the Issuer and has been pledged to the Indenture Trustee under the Indenture.

(b)                                 List of Receivables.  If requested by the Owner Trustee or the Indenture Trustee, the Servicer will furnish a list of Receivables (by contract number) to the Owner Trustee and the Indenture Trustee.

Section 9.5.                                 No Petition.  The parties agree that, before the date that is one year and one day (or, if longer, any applicable preference period) after the payment in full of (a) all securities issued by the Depositor or by a trust for which the Depositor was a depositor or (b) the Notes, it will not start or pursue against, or join any other Person in starting or pursuing against, (i) the Depositor or (ii) the Issuer, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar law.  This Section 9.5 will survive the termination of this Agreement.

Section 9.6.                                 Limited Recourse.  Each party agrees that any claim that it may seek to enforce against the Depositor or the Issuer under this Agreement is limited to the Sold Property only and is not a claim against the Depositor’s or the Issuer’s assets as a whole or against assets other than the Sold Property.

Section 9.7.                                 Limitation of Liability.

(a)                                 Owner Trustee.  This Agreement has been signed on behalf of the Issuer by                       not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer.  In no event will                       in its individual capacity or a beneficial owner of the Issuer be liable for the representations, warranties, covenants, agreements or other obligations of the Issuer under this Agreement.  For all purposes under this Agreement, the Owner Trustee is subject to, and entitled to the benefits of, the Trust Agreement.

(b)                                 Indenture Trustee.  In performing its obligations under this Agreement, the Indenture Trustee is subject to, and entitled to the benefits of, the Indenture.

Section 9.8.                                 Tax Treatment of Notes.  Each of the Depositor and the Servicer agree to treat the Notes as indebtedness for U.S. federal, State and local income and franchise tax purposes.

ARTICLE X
MISCELLANEOUS

Section 10.1.                          Amendments.

(a)                                 Amendment to Clarify and Correct Errors and Defects.  The parties may amend this Agreement to clarify an ambiguity, correct an error or correct or supplement any term of this Agreement that may be defective or inconsistent with the other terms of this Agreement, in each case, without the consent of the Noteholders or any other Person.

(b)                                 Other Amendments.  The parties may amend this Agreement to add, change or eliminate terms of this Agreement if:

(i)                                     the Depositor, the Servicer or the Issuer delivers an Officer’s Certificate to the Indenture Trustee and the Owner Trustee stating that the amendment will not have a material adverse effect on the Noteholders or, if such Officer’s Certificate is not or cannot be delivered, the consent of the Noteholders of a majority of the Note Balance of each Class of the Notes Outstanding (with each Class voting separately, except that all Noteholders of the Class A Notes will vote together as a single class) is received;

(ii)                                  the Depositor, the Servicer or the Issuer delivers an Opinion of Counsel to the Indenture Trustee and the Owner Trustee stating that the amendment will not (A) cause any Note to be deemed sold or exchanged for purposes of Section 1001 of the Code, (B) cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes or (C) adversely affect the treatment of the Notes as debt for U.S. federal income tax purposes or, if such Opinion of Counsel is not or cannot be delivered, the consent of the Noteholders of a majority of the Note Balance of each Class of the Notes Outstanding (with each Class voting separately, except that all Noteholders of the Class A Notes will vote together as a single class) is received;

(iii)                               the consent of the Indenture Trustee is received if the amendment has a material adverse effect on the rights or obligations of the Indenture Trustee;

(iv)                              the consent of the Owner Trustee is received if the amendment has a material adverse effect on the rights and obligations of the Owner Trustee; and

(v)                                 the Issuer has given ten Business Days’ advance notice of the amendment to the Rating Agencies.

(c)                                  Amendments Requiring Consent of all Affected Noteholders.  No amendment to this Agreement may, without the consent of all affected Noteholders, (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, Collections or distributions that are required to be made to the Secured Parties, (ii) change the terms on which the Servicer may exercise its option to purchase the Sold Property under Section 8.1, (iii) reduce the percentage of the Note Balance of the Notes required to consent to any amendment or (iv) change the Specified Reserve Balance.

(d)                                 Opinion of Counsel.  Before executing any amendment to this Agreement, the Owner Trustee and the Indenture Trustee will be entitled to receive an Opinion of Counsel delivered by the Depositor stating that the execution of the amendment is permitted by this Agreement.

(e)                                  Notice of Amendments.  Promptly after the execution of any amendment, the Issuer will deliver a copy of the amendment to the Indenture Trustee and the Rating Agencies, and the Indenture Trustee will notify the Noteholders of the substance of the amendment.

Section 10.2.                          Assignment; Benefit of Agreement; Third-Party Beneficiary.

(a)                                 Assignment.  Except as stated in Sections 5.3, 7.4 and 7.6, this Agreement may not be assigned by the Depositor or the Servicer without the prior consent of the Owner Trustee, the Indenture Trustee, the holder of the Residual Interest and the Noteholders of at least 66-2/3% of the Note Balance of the Notes.

(b)                                 Benefit of Agreement; Third-Party Beneficiaries.  This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns.  The Owner Trustee and the Indenture Trustee, for the benefit of the Secured Parties, will be third-party beneficiaries of this Agreement entitled to enforce this Agreement against the Depositor and the Servicer.  No other Person will have any right or obligation under this Agreement.

Section 10.3.                          Notices.

(a)                                 Delivery of Notices.  All notices, requests, demands, consents, waivers or other communications to or from the parties must be in writing and will be considered given:

(i)                                     on delivery or, for a letter mailed by registered first class mail, postage prepaid, three days after deposit in the mail;

(ii)                                  for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)                               for an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)                              for an electronic posting to a password-protected website to which the recipient has access, on delivery of an email (without the requirement of confirmation of receipt) to the recipient stating that the electronic posting has occurred.

(b)                                 Notice Addresses.  A notice, request, demand, consent, waiver or other communication must be delivered or addressed as stated in Schedule B to this Agreement or at another address as a party may designate by notice to the other parties.

(c)                                  Notices to Noteholders.  Notices to a Noteholder will be considered given:

(i)                                     for Definitive Notes, when sent by overnight delivery, mailed by registered first class mail, postage prepaid, or sent by fax, to the address of that Noteholder as shown in the Note Register; or

(ii)                                  for Book-Entry Notes, when delivered under the procedures of the Clearing Agency, and will be considered properly given whether or not the Noteholder receives the notice.

Section 10.4.                          Agent for Service.

(a)                                 Depositor.  The agent for service of the Depositor for this Agreement will be the person holding the office of corporate Secretary of the Depositor at the following address:

Ford Credit Auto Receivables Two LLC
c/o Ford Motor Credit Company LLC
One American Road
Suite 2411, Office 212-016
Dearborn, Michigan 48126
Attention:  Corporate Secretary

(b)                                 Servicer.  The agent for service of the Servicer for this Agreement will be the person holding the office of corporate Secretary of the Servicer at the following address:

Ford Motor Credit Company LLC
One American Road
Suite 2411, Office 212-016
Dearborn, Michigan 48126
Attention:  Corporate Secretary

Section 10.5.                          GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK.

Section 10.6.                          Submission to Jurisdiction.  Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Agreement.  Each party irrevocably waives, to the fullest extent permitted by law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.

Section 10.7.                          WAIVER OF JURY TRIAL.  EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN LEGAL PROCEEDING RELATING TO THIS AGREEMENT.

Section 10.8.                          No Waiver; Remedies.  No party’s failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver.  No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy.  The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under law.

Section 10.9.                          Severability.  If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.

Section 10.10.                   Headings.  The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.

Section 10.11.                   Counterparts.  This Agreement may be executed in multiple counterparts.  Each counterpart will be an original and all counterparts will together be one document.

[Remainder of Page Intentionally Left Blank]

EXECUTED BY:

FORD CREDIT AUTO RECEIVABLES TWO LLC,
as Depositor

By:
Name:
Title:

FORD CREDIT AUTO OWNER TRUST 20 - ,
as Issuer

By:	,
not in its individual capacity but solely as Owner Trustee of Ford Credit Auto Owner Trust 20 -

By:
Name:
Title:

FORD MOTOR CREDIT COMPANY LLC,
as Servicer

By:
Name:
Title:

[Signature Page to Sale and Servicing Agreement]

AGREED AND ACCEPTED BY:

,
not in its individual capacity
but solely as Indenture Trustee

By:
Name:
Title:

,
not in its individual capacity
but solely as Owner Trustee

By:
Name:
Title:

FORD MOTOR CREDIT COMPANY LLC,
as Custodian

By:
Name:
Title:

[Signature Page to Sale and Servicing Agreement]

Schedule A

Schedule of Receivables

Delivered to Indenture Trustee on My Docs at Closing

SA-1

Schedule B

Notice Addresses

1.                                      If to Ford Credit, in its individual capacity or as Servicer, Custodian, Administrator or Sponsor under the Receivables Purchase Agreement:

Ford Motor Credit Company LLC

c/o Ford Motor Company

World Headquarters, Suite 802-A3

One American Road

Dearborn, Michigan 48126

Attention:  Securitization Operations Supervisor

Telephone:  (313) 594-3495

Email:  FDSecops@ford.com

With a copy to:

Ford Motor Credit Company LLC

One American Road

Suite 2411, Office 212-016

Dearborn, Michigan 48126

Attention:  Corporate Secretary

Telephone:  (313) 323-1200

Fax:  (313) 337-1160

2.                                      If to the Depositor:

Ford Credit Auto Receivables Two LLC

c/o Ford Motor Company

World Headquarters, Suite 802-A3

One American Road

Dearborn, Michigan 48126

Attention:  Ford Credit SPE Management Office

Telephone:  (313) 594-3495

Email:  FSPEMgt@ford.com

With a copy to:

Ford Motor Credit Company LLC

One American Road

Suite 2411, Office 212-016

Dearborn, Michigan 48126

Attention:  Corporate Secretary

Telephone:  (313) 323-1200

Fax:  (313) 337-1160

SB-1

3.                                      If to the Issuer:

c/o the Owner Trustee at the Corporate Trust Office of the Owner Trustee

With copies to:

Ford Motor Credit Company LLC

c/o Ford Motor Company

World Headquarters, Suite 802-A3

One American Road

Dearborn, Michigan 48126

Attention:  Ford Credit SPE Management Office

Telephone:  (313) 594-3495

Email:  FDSecops@ford.com

and

Ford Motor Credit Company LLC

One American Road

Suite 2411, Office 212-016

Dearborn, Michigan 48126

Attention:  Corporate Secretary

Telephone:  (313) 323-1200

Fax:  (313) 337-1160

4.                                      If to the Owner Trustee, at the Corporate Trust Office of the Owner Trustee

5.                                      If to the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee;

6.                                      If to [Rating Agency]:

[address]
Attention:
Telephone:
Fax:

SB-2

Appendix A

Usage and Definitions

Ford Credit Auto Owner Trust 20    -

Usage

The following usage rules apply to this Appendix, any document that incorporates this Appendix and any document made or delivered under any such document:

(a)           The term “document” includes any document, agreement, instrument, certificate, notice, report, statement or other writing, whether in electronic or physical form.

(b)           Accounting terms not defined or not completely defined in this Appendix will have the meanings given to them under generally accepted accounting principles, international financial reporting standards or other applicable accounting principles in effect in the United States on the date of the document that incorporates this Appendix.

(c)           References to “Article,” “Section,” “Exhibit,” “Schedule,” “Appendix” or another subdivision of or to an attachment are, unless otherwise stated, to an article, section, exhibit, schedule, appendix or subdivision of or an attachment to the document in which the reference appears.

(d)           Any document defined or referred to in this Appendix or in any document that incorporates this Appendix means the document as amended, modified, supplemented, restated or replaced, including by waiver or consent, and includes all attachments to and instruments incorporated in the document.

(e)           Any statute defined or referred to in this Appendix or in any document that incorporates this Appendix means the statute as amended, modified, supplemented, restated or replaced, including by succession of comparable successor statute, and includes any rules and regulations under the statute and any judicial and administrative interpretations of the statute.

(f)            References to “law” or “applicable law” in this Appendix or in any document that incorporates this Appendix include all regulations enacted under such law.

(g)           The calculation of any amount as of the Cutoff Date will be determined as of the open of business on that day before the application or processing of any funds, payments and other transactions on that day.  The calculation of any amount for any other day will be determined as of the close of business on that day after the application or processing of any funds, payments and other transactions on that day.

(h)           References to deposits, transfers and payments of any funds refers to deposits, transfers or payments of such funds in immediately available funds.

(i)            The terms defined in this Appendix apply to the singular and plural forms of those terms.

(j)            The term “including” means “including without limitation.”

(k)           References to a Person are also to its permitted successors and assigns, whether in its individual or representative capacity.

(l)            In the computation of periods of time from one date to or through a later date, the word “from” means “from and including,” the word “to” means “to but excluding,” and the word “through” means “to and including.”

(m)          Except where “not less than zero” or similar language is indicated, amounts determined by reference to a mathematical formula may be positive or negative.

(n)           References to a month, quarter or year are, unless otherwise stated, to a calendar month, calendar quarter or calendar year.

(o)           No Person will be deemed to have “knowledge” of a particular event or occurrence for purposes of any document that incorporates this Appendix, unless either (i) a Responsible Person of the Person has actual knowledge of the event or occurrence or (ii) the Person has received notice of the event or occurrence according to any Transaction Document.

Definitions

“Account Control Agreement” means the Account Control Agreement, dated as of the Cutoff Date, among the Issuer, as grantor, the Indenture Trustee, as secured party, and               , in its capacity as both a “securities intermediary” as defined in Section 8-102 of the UCC and a “bank” as defined in Section 9-102 of the UCC.

“Accrued Note Interest” means, for a Class and a Payment Date, the sum of the Note Monthly Interest and the Note Interest Shortfall.

“Act of Noteholders” has the meaning stated in Section 11.6 of the Indenture.

“Adjusted Pool Balance” means, on the Closing Date, an amount equal to:

(a)                                 the Initial Pool Balance; minus

(b)                                 the Yield Supplement Overcollateralization Amount for the Closing Date;

and means, on a Payment Date, an amount (not less than zero) equal to:

(a)                                 the Pool Balance as of the last day of the prior Collection Period; minus

(b)                                 the Yield Supplement Overcollateralization Amount for the Payment Date.

“Administration Agreement” means the Administration Agreement, dated as of the Cutoff Date, between the Administrator and the Issuer.

“Administrator” means Ford Credit, in its capacity as administrator under the Administration Agreement.

“ADR Organization” means [The American Arbitration Association] or, if [The American Arbitration Association] no longer exists or if its ADR Rules would no longer permit mediation or arbitration, as applicable, of the dispute, another nationally recognized mediation or arbitration organization selected by the Sponsor.

“ADR Rules” means the relevant rules of the ADR Organization for mediation (including non-binding arbitration) or binding arbitration, as applicable, of commercial disputes in effect at the time of the mediation or arbitration.

“Affiliate” means, for a specified Person, another Person controlling, controlled by or under common control with the specified Person.  For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of the Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Amount Financed” means, for a Receivable, the amount of credit provided to the Obligor for the purchase of the Financed Vehicle, the purchase of service contracts, insurance and similar products, the payment of prior balances on trade-in vehicles and the payment of other related fees and charges.

“Annual Percentage Rate” or “APR” of a Receivable means the annual rate of finance charges stated in the Receivable or in any federal Truth In Lending Act correction notice related to the Receivable.

“Applicable Tax State” means the State in which the Owner Trustee maintains its Corporate Trust Office, the State in which the Owner Trustee maintains its principal executive offices and the State of Michigan.

“Asset Representations Review Agreement” means the Asset Representations Review Agreement, dated as of the Cutoff Date, among the Issuer, the Servicer and the Asset Representations Reviewer.

“Asset Representations Reviewer” means           , a            .

“Authenticating Agent” has the meaning stated in Section 2.14 of the Indenture.

“Available Funds” means, for a Payment Date, the sum of the following amounts for the Payment Date:

(a)                                 Collections for the related Collection Period in the Collection Account; plus

(b)                                 Purchase Amounts received on Receivables that became Purchased Receivables during the related Collection Period; plus

(c)                                  any amounts deposited by the Servicer to purchase the Trust Property on the Payment Date under Section 8.1 of the Sale and Servicing Agreement; plus

(d)                                 the Reserve Account Draw Amount.

“Bank Accounts” means the Reserve Account and the Collection Account.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. 101 et seq.

“Book-Entry Note” means a beneficial interest in any of the Notes issued in book-entry form under Section 2.12 of the Indenture.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or the State of Delaware are authorized or obligated by law or executive order to close.

[“Calculation Agent” has the meaning stated in Section 3.19 of the Indenture.]

“Certificate of Trust” means the Certificate of Trust of Ford Credit Auto Owner Trust 20  -  .

“Class” means the Class A-1 Notes, the Class A-2[a] Notes, [the Class A-2b Notes,] the Class A-3 Notes, the Class A-4 Notes, the Class B Notes or the Class C Notes, as applicable.

“Class A Notes” means the Class A-1 Notes, the Class A-2[a] Notes, [the Class A-2b Notes,] the Class A-3 Notes and the Class A-4 Notes.

“Class A-1 Notes” means the $          Class A-1      % Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit A to the Indenture.

“Class A-2 Notes” means the Class A-2a Notes and the Class A-2b Notes, collectively.

“Class A-2a Notes” means the $         Class A-2     % Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit A to the Indenture.

[“Class A-2b Notes” means the $         Class A-2b Floating Rate Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit A to the Indenture.]

“Class A-3 Notes” means the $            Class A-3a     % Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit A to the Indenture.

“Class A-4 Notes” means the $            Class A-4a     % Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit A to the Indenture.

“Class B Notes” means the $          Class B     % Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit B to the Indenture.

“Class C Notes” means the $          Class C     % Asset Backed Notes issued by the Issuer, substantially in the form of Exhibit B to the Indenture.

“Clearing Agency” means an organization registered as a “clearing agency” under Section 17A of the Exchange Act.

“Closing Date” means       , 20  .

“Code” means the Internal Revenue Code of 1986.

“Collateral” means (a) the Trust Property, (b) all present and future claims, demands, causes of action and choses in action relating to the property described above and (c) all payments on or under and all proceeds of the property described above.

“Collection Account” means the account or accounts established under Section 4.1(a) of the Sale and Servicing Agreement.

“Collection Period” means each month, beginning with the Cutoff Date.  For a Payment Date, the related Collection Period means the Collection Period prior to the Payment Date.  For purposes of determining the Principal Balance, Pool Balance or Note Pool Factor, the related Collection Period is the month in which the Principal Balance, Pool Balance or Note Pool Factor is determined.

“Collections” means, for a Collection Period, all amounts received and applied by the Servicer on the Receivables during that Collection Period, including, without duplication:

(a)                                 payments received from Obligors; plus

(b)                                 payments received on behalf of Obligors, including payments from claims on insurance companies for insurance covering the Financed Vehicles or Obligors; plus

(c)                                  refunds for cancelled items originally included in the Amount Financed, including service contracts, insurance and similar products; plus

(d)                                 Liquidation Proceeds; plus

(e)                                  Recoveries;

but excluding

(i)                                     the Supplemental Servicing Fee; plus

(ii)                                  amounts on any Receivable for which the Purchase Amount is included in the Available Funds for the following Payment Date.

“Controlling Class” means (a) the Outstanding Class A Notes, (b) if no Class A Notes are Outstanding, the Outstanding Class B Notes and (c) if no Class B Notes are Outstanding, the Outstanding Class C Notes.

“Corporate Trust Office” means,

(a)                                 for the Owner Trustee:

[address]
Attention:

Telephone:
Fax:

or at another address in the State of Delaware as the Owner Trustee may designate by notice to the Indenture Trustee, the Administrator and the Depositor, and

(b)                                 for the Indenture Trustee:

[address]
Attention:
                                Ford Credit Auto Owner Trust 20  -
Telephone:
Fax:

or at another address as the Indenture Trustee may designate by notice to the Owner Trustee and the Administrator.

“Custodian” means Ford Credit, in its capacity as custodian of the Receivable Files.

“Cutoff Date” means       , 20  .

“Dealer” means the seller of a Financed Vehicle, originator of the Receivable and seller of the Receivable to Ford Credit.

“Dealer Recourse” means for a Receivable, all recourse rights against the originating Dealer.

“Default” means any event that with notice or the lapse of time or both would become an Event of Default.

“Definitive Notes” has the meaning stated in Section 2.13 of the Indenture.

“Delaware Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code.

“Delinquency Trigger” means, for any Collection Period, that the aggregate Principal Balance of Receivables that are more than 60 days Delinquent as a percentage of the Pool Balance as of the last day of the Collection Period exceeds (a)   % for the first 12 Collection Periods following the Cutoff Date, (b)   % for the next 12 Collection Periods, (c)   % for the next 12 Collection Periods and (d)   % for the remaining Collection Periods that the Notes are Outstanding.

“Delinquent” means a Receivable on which more than $49.99 of a scheduled payment required to be paid by the Obligor is past due.

“Depositor” means Ford Credit Auto Receivables Two LLC.

“Depository Agreement” means the letter of representations for the Notes, dated        , between the Issuer and The Depository Trust Company.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Event of Default” has the meaning stated in Section 5.1(a) of the Indenture.

“Exchange Act” means the Securities Exchange Act of 1934.

“Final Scheduled Payment Date” means, for each Class, the Payment Date stated below:

Class	Final Scheduled Payment Date
Class A-1
Class A-2
Class A-3
Class A-4
Class B
Class C

“Financed Vehicle” means a new or used car, light truck or utility vehicle and all related accessories securing an Obligor’s indebtedness under a Receivable.

“First Priority Principal Payment” means, for a Payment Date, the greater of:

(a)                                 an amount (not less than zero) equal to the Note Balance of the Class A Notes as of the prior Payment Date (or, for the initial Payment Date, as of the Closing Date) minus the Adjusted Pool Balance; and

(b)                                 on and after the Final Scheduled Payment Date of any Class A Notes, the Note Balance of the Class A Notes.

[“Fitch” means Fitch Ratings, Inc.]

[“Floating Rate Notes” means the Class A-2b Notes.]

“Ford Credit” means Ford Motor Credit Company LLC, a Delaware limited liability company.

“Grant” means to mortgage, pledge, assign and to grant a lien on and a security interest in the relevant property.

“Indemnified Person” has the meaning stated in Section 6.7(b) of the Indenture, Section 6.3(a) of the Sale and Servicing Agreement and Section 7.2(a) of the Trust Agreement, as applicable.

“Indenture” means the Indenture, dated as of the Cutoff Date, between the Issuer and the Indenture Trustee.

“Indenture Trustee” means                    , a               , not in its individual capacity but solely as Indenture Trustee under the Indenture.

“Independent” means that the relevant Person (a) is independent of the Issuer, the Depositor and their Affiliates, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, the Depositor or their Affiliates and (c) is not an officer, employee, underwriter, trustee, partner, director or person performing similar functions of or for the Issuer, the Depositor or their Affiliates.

“Independent Certificate” means a certificate or opinion to be delivered to the Indenture Trustee under Section 11.4 of the Indenture, signed by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee, and stating that the signer has read the definition of “Independent” and that the signer is Independent.

“Initial Pool Balance” means $             , the aggregate Principal Balance of the Receivables as of the Cutoff Date.

“Insolvency Event” means, for a Person, (a) the making of a general assignment for the benefit of creditors, (b) the filing of a voluntary petition in bankruptcy, (c) being adjudged bankrupt or insolvent, or having had entered against the Person an order for relief in any bankruptcy or insolvency proceeding, (d) the filing by the Person of a petition or answer seeking reorganization, liquidation, dissolution or similar relief under any law, (e) seeking, consenting to or acquiescing in the appointment of a trustee, liquidator, receiver or similar official of the Person or of all or any substantial part of the Person’s assets, (f) the failure to obtain dismissal or a stay within 60 days of the start of or the filing by the Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Person in any proceeding against the Person seeking (i) reorganization, liquidation, dissolution or similar relief under any law or (ii) the appointment of a trustee, liquidator, receiver or similar official of the Person or of all or any substantial part of the Person’s assets or (g) the failure by the Person generally to pay its debts as they become due.

“Interest Period” means, for a Payment Date, (a) for the Class A-1 Notes[ and the Floating Rate Notes], from the prior Payment Date to the Payment Date (or from the Closing Date to     , 20  , for the first Payment Date) and (b) for each other Class, from the 15th day of the month before the Payment Date to the 15th day of the month in which the Payment Date occurs (or from the Closing Date to     , 20   for the first Payment Date).

“Investment Company Act” means the Investment Company Act of 1940.

“Issuer” means Ford Credit Auto Owner Trust 20  -  , a Delaware statutory trust.

“Issuer Order” and “Issuer Request” has the meaning stated in Section 11.4(a) of the Indenture.

[“LIBOR” means, for any Interest Period, the following rate, as determined by the Calculation Agent:

(a)                                 the rate for U.S. dollar deposits for a period of one month which appears on the Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on the LIBOR Determination Date; and

(b)                                 if the rate does not appear on the Reuters Screen LIBOR01 Page, the rate determined on the basis of the rates at which deposits in U.S. Dollars are offered by four major banks in the London interbank market selected by the Calculation Agent at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period of one month starting on the LIBOR Determination Date and in a principal amount of at least U.S.$1,000,000, the Calculation Agent will request the principal London office of each of the banks selected to quote its rate.  If at least two quotes are provided, the rate will be the arithmetic mean of the quotations.  If fewer than two quotes are provided, the rate will be the arithmetic mean of the rates quoted by three major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on that LIBOR Determination Date for loans in U.S. Dollars to leading European banks for a period of one month starting on the LIBOR Determination Date and in a principal amount of at least U.S.$1,000,000.  However, if the banks selected by the Calculation Agent are not quoting rates, LIBOR for the Interest Period will be the same as LIBOR for the immediately preceding Interest Period.]

[“LIBOR Determination Date” means, the date that is two London Banking Days before the first day of the applicable Interest Period.]

“Lien” means a security interest, lien, charge, pledge or encumbrance.

“Liquidated Receivable” means a Receivable for which the Servicer has received and applied the proceeds of a sale by auction or other disposition of the Financed Vehicle.

“Liquidation Proceeds” means, for a Collection Period and a Liquidated Receivable and a Receivable that is charged off during that Collection Period, an amount equal to:

(a)                                 all amounts received and applied by the Servicer for the Receivable, whether allocable to interest or principal, during the Collection Period; minus

(b)                                 Recoveries for the Receivable; minus

(c)                                  any amounts paid by the Servicer for the account of the related Obligor, including collection expenses and amounts paid to third parties for the repossession, transportation, reconditioning and disposition of the Financed Vehicle; minus

(d)                                 any amounts required by law or under the Servicing Procedures to be paid to the Obligor.

[“London Banking Day” means a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London.]

“Monthly Deposit Required Ratings” has the meaning stated in Section 4.3(b)(ii) of the Sale and Servicing Agreement.

“Monthly Investor Report” has the meaning stated in Section 3.5(a) of the Sale and Servicing Agreement.

“Moody’s” means Moody’s Investors Service, Inc.

“Note Balance” means, for a Note or Class, the initial aggregate principal amount of the Note or Class minus all amounts distributed on the Note or Class that is applied to principal.

“Noteholder” means the Person in whose name a Note is registered on the Note Register.

“Note Interest Rate” means, for each Class, the interest rate per annum stated below:

Class	Note Interest Rate
Class A-1%
Class A-2[a]	%
[Class A-2b	one-month LIBOR + ]
Class A-3%
Class A-4%
Class B	%
Class C	%

“Note Interest Shortfall” means, for a Class and a Payment Date, an amount equal to the excess, if any, of the Accrued Note Interest for the prior Payment Date for the Class over the amount of interest that was paid to the Noteholders of that Class on the prior Payment Date, together with interest on the excess amount, to the extent lawful, at the Note Interest Rate for the Class for that Interest Period.

“Note Monthly Interest” means, for a Class and a Payment Date, the aggregate amount of interest accrued on the Note Balance of the Class at the Note Interest Rate for the Class for the related Interest Period.

“Note Owner” means, for a Book-Entry Note, the Person who is the beneficial owner of a Book-Entry Note as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with the Clearing Agency (as a direct participant or as an indirect participant, in each case according to the rules of the Clearing Agency).

“Note Paying Agent” means the Indenture Trustee and any other Person appointed as Note Paying Agent under Section 2.15 of the Indenture.

“Note Pool Factor” means, for a Class and a Payment Date, a seven-digit decimal figure equal to the Note Balance of the Class after giving effect to any principal payments to be made on the Class on that Payment Date divided by the initial Note Balance of the Class.

“Note Register” and “Note Registrar” have the meanings stated in Section 2.4 of the Indenture.

“Noteholder” means the Person in whose name a Note is registered on the Note Register.

“Notes” means the Class A-1 Notes, the Class A-2[a] Notes[, the Class A-2b Notes], the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, collectively.

“Obligor” means the purchaser or co-purchasers of the Financed Vehicle or any guarantor or other Person who owes payments under the Receivable (not including any Dealer for Dealer Recourse).

“Officer’s Certificate” means (a) for the Issuer, a certificate signed by a Responsible Person of the Issuer and (b) for the Depositor or the Servicer, a certificate signed by any officer of the Depositor or the Servicer, as applicable.

“Opinion of Counsel” means a written opinion of counsel which counsel is reasonably acceptable to the Indenture Trustee, the Owner Trustee and the Rating Agencies, as applicable.

“Other Assets” means any assets (other than the Trust Property) sold, assigned or conveyed or intended to be sold, assigned or conveyed by the Depositor to any Person other than the Issuer, whether by way of a sale, capital contribution, pledge or otherwise.

“Outstanding” means, as of a date, all Notes authenticated and delivered under the Indenture on or before that date except (a) Notes that have been cancelled by the Note Registrar or delivered to the Note Registrar for cancellation, (b) Notes to the extent the amount necessary to pay the Notes has been deposited with the Indenture Trustee or Note Paying Agent in trust for the Noteholders and, if those Notes are to be redeemed, notice of the redemption has been given under the Indenture and (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered under the Indenture unless proof satisfactory to the Indenture Trustee is presented that the Notes are held by a bona fide purchaser.  In determining whether Noteholders of the required Note Balance have made or given a request, demand, authorization, direction, notice, consent or waiver under any Transaction Document, Notes owned by the Issuer, the Depositor, the Servicer or their Affiliates will be considered not to be Outstanding.  However, Notes owned by the Issuer, the Depositor, the Servicer or their Affiliates will be considered to be Outstanding if (A) no other Notes remain Outstanding or (B) the Notes have been pledged in good faith and the pledgee establishes to the reasonable satisfaction of the Indenture Trustee the pledgee’s right to act for the Notes and that the pledgee is not the Issuer, the Depositor, the Servicer or their Affiliates.

“Owner Trustee” means                     , a                   , not in its individual capacity but solely as Owner Trustee under the Trust Agreement.

“Payment Date” means the 15th day of each month or, if not a Business Day, the next Business Day, beginning in the first full month after the Closing Date.  For a Collection Period, the related Payment Date means the Payment Date following the end of the Collection Period.

“Permitted Investments” means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form that evidence:

(a)                                 direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States;

(b)                                 demand deposits, time deposits, certificates of deposit or bankers’ acceptances of any depository institution or trust company (i) incorporated under the laws of the United States or any State or any United States branch or agency of a foreign bank, (ii) subject to supervision and examination by federal or State banking or depository institution authorities and (iii) that at the time the investment or contractual commitment to invest is made, the commercial paper or other short-term unsecured debt obligations (other than obligations with a rating based on the credit of a Person other than the depository institution or trust company) of the depository institution or trust company have the Required Rating;

(c)                                  commercial paper, including asset-backed commercial paper, having, at the time the investment or contractual commitment to invest is made, the Required Rating;

(d)                                 investments in money market funds having, at the time the investment or contractual commitment to invest is made, a rating of [“  “ by Fitch, if rated by Fitch, “  “ by Moody’s and “  “ by S&P] (including funds for which the Indenture Trustee or the Owner Trustee or any of their Affiliates is investment manager or advisor);

(e)                                  repurchase obligations for any security that is a direct non-callable obligation of, or fully guaranteed by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above; and

(f)                                   any other investment that is acceptable to each Rating Agency.

“Permitted Lien” means a tax, mechanics’ or other Lien that attaches by operation of law, or any security interest of the Depositor in the Purchased Property under the Receivables Purchase Agreement, the Issuer in the Sold Property under the Sale and Servicing Agreement or the Indenture Trustee in the Collateral under the Indenture.

“Person” means a legal person, including a corporation, natural person, joint venture, limited liability company, partnership, trust, business trust, association, government, a department or agency of a government or any other entity.

“Pool Balance” means, on the last day of a Collection Period, an amount equal to the aggregate Principal Balance of the Receivables as of that day, excluding Purchased Receivables.

“Principal Balance” means, for a Receivable as of the last day of a month, an amount (not less than zero) equal to:

(a)                                 the Amount Financed; minus

(b)                                 the portion of the amounts applied on or before that date allocable to principal; minus

(c)                                  Realized Losses.

“Proceeding” means a suit in equity, action at law or other judicial or administrative proceeding, or governmental investigation.

“Purchase Amount” means, for a Receivable for which the Purchase Amount is to be included in Available Funds for a Payment Date, the Principal Balance of the Receivable as of the last day of the second prior Collection Period plus 30 days of interest at the applicable APR or, if the Receivable has been charged off, an amount equal to the Realized Loss on the Receivable minus any Recoveries through the last day of the prior Collection Period.

“Purchased Property” means (a) the Receivables, (b) all amounts received and applied on the Receivables on or after the Cutoff Date, (c) the security interests in the Financed Vehicles granted by Obligors under the Receivables and any other interest of Ford Credit in the Financed Vehicles, (d) rights to receive proceeds from claims on insurance companies for insurance covering the Financed Vehicles or Obligors, (e) Dealer Recourse for the Receivables, (f) the Receivable Files, (g) all property securing the Receivables, (h) refunds for items originally included in the Amount Financed, including service contracts, insurance and similar products, (i) all present and future claims, demands, causes of action and choses in action relating to any of the property described above and (j) all payments on or under and all proceeds of the property described above.

“Purchased Receivable” means, for a Collection Period, a Receivable (a) purchased by the Servicer under Section 3.3 of the Sale and Servicing Agreement, (b) repurchased by the Depositor under Section 2.5 of the Sale and Servicing Agreement or (c) repurchased by Ford Credit under Section 3.4 of the Receivables Purchase Agreement and for which, in each case, the Purchase Amount is included in Available Funds for the related Payment Date.

“QIB” has the meaning stated in Section 2.6 of the Indenture.

“Qualified Institution” means (a) a bank or depository institution organized under the laws of the United States or any State or any United States branch or agency of a foreign bank or depository institution that (i) is subject to supervision and examination by federal or State banking authorities, (ii) has a short-term deposit rating of [“P-1” from Moody’s and “A-1+” from Standard & Poor’s and “F1+” from Fitch], (iii) if the institution holds any Bank Accounts other than as segregated trust accounts and the deposits are to be held in the accounts more than 30 days, has a long-term unsecured debt rating or issuer rating of at least [“AA” from Standard & Poor’s], and (iv) if the institution is organized under the laws of the United States, whose deposits are insured by the Federal Deposit Insurance Corporation, or (b) the corporate trust department of any bank or depository institution organized under the laws of the United States or any State or any United States branch or agency of a foreign bank or depository institution that is subject to supervision and examination by federal or State banking authorities that (x) is authorized under those laws to act as a trustee or in any other fiduciary capacity, and (y) has a long-term deposit rating of at least [“Baa3” or better from Moody’s].

“Rating Agency” means            and           .

“Rating Agency Condition” means, for an action or request and a Rating Agency, the satisfaction of either of the following conditions, according to the then-current policies of the Rating Agency for that action or request:

(a)                                 the Rating Agency has notified the Depositor, the Servicer, the Owner Trustee and the Indenture Trustee in writing that the proposed action or request will not result in a downgrade or withdrawal of its then current rating on any of the Notes; or

(b)                                 the Issuer has given ten days’ prior written notice to the Rating Agency and the Rating Agency has not notified the Depositor, the Servicer, the Owner Trustee and the Indenture Trustee before the end of the ten-day period in writing that the action will result in a downgrade or withdrawal of its then current rating on any of the Notes.

“Realized Loss” means, for a Receivable that is charged off by the Servicer, an amount (not less than zero) equal to:

(a)                                 the Principal Balance of the Receivable as of the last day of the Collection Period before the Collection Period in which the Receivable is charged off; minus

(b)                                 any Liquidation Proceeds received in the Collection Period in which the Receivable is charged off.

“Receivable” means, for a Collection Period, a retail installment sale contract or finance contract listed on the Schedule of Receivables, excluding any contract that became a Purchased Receivable during a prior Collection Period or was a charged off Receivable sold under Section 3.4 of the Sale and Servicing Agreement during a prior Collection Period.

“Receivable Files” has the meaning stated in Section 3.13(b) of the Sale and Servicing Agreement.

“Receivables Purchase Agreement” means the Receivables Purchase Agreement, dated as of the Cutoff Date, between the Sponsor and the Depositor.

“Record Date” means, for a Payment Date and a Book-Entry Note, the close of business on the day before the Payment Date and, for a Payment Date and a Definitive Note, the last day of the month before the month in which the Payment Date occurs.

“Recoveries” means, for a Receivable that has been charged off (whether or not the Receivable is a Liquidated Receivable) and a Collection Period, an amount equal to:

(a)                                 all amounts received and applied by the Servicer during the Collection Period for the Receivable, whether allocable to interest or principal, after the date it was charged off; minus

(b)                                 any amounts paid by the Servicer for the account of the Obligor, including collection expenses and amounts paid to third parties in connection with the repossession, transportation, reconditioning and disposition of the Financed Vehicle, to the extent the amounts have not been included in calculating Liquidation Proceeds for that Collection Period; minus

(c)                                  any amounts required by law or under the Servicing Procedures to be paid to the Obligor.

“Redemption Date” means the Payment Date stated by the Servicer for a redemption of the Notes under Section 10.1 of the Indenture.

“Registered Noteholder” means the Person in whose name a Note is registered on the Note Register on the Record Date.

“Regular Principal Payment” means, for a Payment Date, the greater of:

(a)                                 an amount (not less than zero) equal to:

(i)                                     the greater of (A) the Note Balance of the Class A-1 Notes as of the prior Payment Date or the Closing Date, as applicable, and (B) an amount equal to (1) the aggregate Note Balances of all Notes as of the prior Payment Date or the Closing Date, as applicable, minus (2) the Pool Balance as of the last day of the prior Collection Period minus the Targeted Overcollateralization Amount; minus

(ii)                                  the sum of the First Priority Principal Payment and the Second Priority Principal Payment; and

(b)                                 on and after the Final Scheduled Payment Date of the Class C Notes, the Note Balance of the Class C Notes.

“Regulation AB” means Subpart 229.1100 — Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123.

“Repurchase Request” has the meaning stated in Section 2.6(a) of the Sale and Servicing Agreement.

“Required Rating” means, for short-term unsecured debt obligations, a rating of [(a) “P-1” from Moody’s], [(b) “A-1+” from Standard & Poor’s] and [(c) “F1+” from Fitch.]

“Requesting Party” has the meaning stated in Section 2.6 of the Sale and Servicing Agreement.

“Reserve Account” means the account established under Section 4.1(a) of the Sale and Servicing Agreement.

“Reserve Account Draw Amount” means, for a Payment Date, the lesser of:

(a)                                 an amount (not less than zero) equal to the Total Required Payment minus the Available Funds determined without regard to the Reserve Account Draw Amount; and

(b)                                 the amount in the Reserve Account minus any net investment earnings.

“Residual Interest” means a beneficial ownership interest in the Issuer, as recorded on the Trust Register.

“Responsible Person” means:

(a)                                 for the Administrator, the Depositor, the Sponsor and the Servicer, a Person designated in an Officer’s Certificate of the Person or other notice signed by an officer of the Person as authorized to act for the Person;

(b)                                 for the Issuer, an officer in the Corporate Trust Office of the Owner Trustee, any officer of the Owner Trustee to whom any matter is referred because of the officer’s knowledge of and familiarity with the matter and a Responsible Person of the Administrator; and

(c)                                  for the Indenture Trustee or the Owner Trustee, an officer in the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as applicable, and any officer of the Indenture Trustee or the Owner Trustee, as applicable, to whom any matter is referred because of the officer’s knowledge of and familiarity with the matter.

[“Reuters Screen LIBOR 01 Page” means the display page currently so designated on the Reuters Telerate Capital Markets Report (or another page that replaces it in that service for the purpose of displaying comparable rates or prices.]

“Review” has the meaning stated in the Asset Representations Review Agreement.

“Review Demand Date” means, for a Review, the date when the Indenture Trustee determines that each of (a) the Delinquency Trigger has occurred and (b) the required percentage of Noteholders has voted to direct a Review under Section 7.2 of the Indenture.

“Review Notice” means the notice from the Indenture Trustee to the Asset Representations Reviewer and the Servicer directing the Asset Representations Reviewer to perform a Review.

“Review Receivable” means, for a Review, the Receivables more than 60 days Delinquent as of the last day of the Collection Period before the Review Demand Date stated in the Review Notice.

“Review Report” has the meaning stated in the Asset Representations Review Agreement.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Information” has the meaning stated in Section 2.6(e) of the Indenture.

“Rule 144A Note Transfer” has the meaning stated in Section 2.6(b) of the Indenture.

“Rule 144A Notes” has the meaning stated in Section 2.6(a) of the Indenture.

“Sale and Servicing Agreement” means the Sale and Servicing Agreement, dated as of the Cutoff Date, among the Issuer, the Depositor and the Servicer.

“Schedule of Receivables” means the schedule or file identifying the Receivables attached as Schedule A to the Receivables Purchase Agreement and Schedule A to the Sale and Servicing Agreement and the Indenture.

“Second Priority Principal Payment” means, for a Payment Date, the greater of:

(a)                                 an amount (not less than zero) equal to:

(i)                                     the aggregate Note Balances of the Class A Notes and the Class B Notes as of the prior Payment Date (or, for the initial Payment Date, as of the Closing Date); minus

(ii)                                  the Adjusted Pool Balance; minus

(iii)                               the First Priority Principal Payment; and

(b)                                 on and after the Final Scheduled Payment Date of the Class B Notes, the Note Balance of the Class B Notes.

“Secured Parties” means the Noteholders.

“Securities Account” means each Bank Account subject to the terms of the Account Control Agreement.

“Securities Act” means the Securities Act of 1933.

“Servicer” means Ford Credit or any successor Servicer engaged under Section 7.4 of the Sale and Servicing Agreement.

“Servicer Termination Event” has the meaning stated in Section 7.2 of the Sale and Servicing Agreement.

“Servicing Fee” means, for a Collection Period, the fee payable to the Servicer in an amount equal to the product of:

(a)                                 one-twelfth of 1.0%; times

(b)                                 the Pool Balance as of the last day of the prior Collection Period (or the Cutoff Date for the first month).

“Servicing Procedures” means the servicing procedures of Ford Credit relating to retail installment sale contracts originated or purchased by Ford Credit as the procedures may change.

“Similar Law” means any federal, State, local or non-U.S. law or regulation that is substantially similar to Title I of ERISA or Section 4975 of the Code.

“Sold Property” means (a) the Purchased Property, (b) the Depositor’s rights under the Receivables Purchase Agreement, (c) all present and future claims, demands, causes of action and choses in action relating to any of the property described above and (d) all payments on or under and all proceeds of the property described above.

“Specified Reserve Balance” means $        , or    % of the Initial Pool Balance.

“Sponsor” means Ford Credit.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“State” means a state or commonwealth of the United States, or the District of Columbia.

“Supplemental Servicing Fee” means, for a Collection Period, all late fees, prepayment charges, extension fees and other administrative fees or similar charges on the Receivables.

“Targeted Credit Enhancement Amount” means, for a Payment Date, the greater of:

(a)                                 the Specified Reserve Balance; and

(b)                                     % of the Pool Balance as of the last day of the prior Collection Period.

“Targeted Overcollateralization Amount” means, for a Payment Date, an amount equal to:

(a)                                 the Yield Supplement Overcollateralization Amount; plus

(b)                                 the Targeted Credit Enhancement Amount; minus

(c)                                  the Specified Reserve Balance.

“Test Fail” has the meaning stated in the Asset Representations Review Agreement.

“Total Required Payment” means, for a Payment Date, the sum of

(a)                                 the amount, up to a maximum of $        per annum, payable to the Indenture Trustee under Section 6.7 of the Indenture and to the Owner Trustee under Sections 7.1 and 7.2 of the Trust Agreement, and for any expenses of the Issuer incurred under the Transaction Documents; plus

(b)                                 the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods; plus

(c)                                  the Accrued Note Interest for all Classes of Notes; plus

(d)                                 the First Priority Principal Payment; plus

(e)                                  the Second Priority Principal Payment; plus

(f)                                   on or after the Final Scheduled Payment Date of the Class C Notes, the Note Balance of the Class C Notes.

Following an Event of Default and an acceleration of the Notes or an Insolvency Event or dissolution of the Depositor, until the Note Balances of each Class of Notes have been paid in full, the Total Required Payment will also include the aggregate Note Balances of all Notes.

“Transaction Documents” means the Certificate of Trust, the Trust Agreement, the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Asset Representations Review Agreement, the Depository Agreement and the Account Control Agreement.

“Trust Agreement” means the Amended and Restated Trust Agreement, dated as of the Cutoff Date, between the Depositor and the Owner Trustee.

“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939.

“Trust Property” means (a) the Sold Property, (b) the Issuer’s rights under the Transaction Documents, (c) all “security entitlements” (as defined in Section 8-102 of the UCC) relating to the Bank Accounts and the property deposited in or credited to any of the Bank Accounts, (d) all present and future claims, demands, causes of action and choses in action relating to any of the property described above and (e) all payments on or under and all proceeds relating to the property described above.

“Trust Register” and “Trust Registrar” have the meanings stated in Section 3.2 of the Trust Agreement.

“Underwriting Procedures” means the underwriting procedures of Ford Credit relating to retail installment sale contracts originated or purchased by Ford Credit as the procedures may change.

“UCC” means the Uniform Commercial Code as in effect in any relevant jurisdiction.

“Void Rule 144A Note Transfer” has the meaning stated in Section 2.6(b) of the Indenture.

“Yield Supplement Overcollateralization Amount” means, for the Closing Date and each Payment Date, the amount stated on the Yield Supplement Overcollateralization Schedule for that date, calculated as the sum for each Receivable of the amount (not less than zero) equal to:

(a)                                 the future payments on the Receivable discounted to present value as of the last day of the prior Collection Period (or the Cutoff Date, for the Closing Date) at the APR of the Receivable; minus

(b)                                 the future payments on the Receivable discounted to present value as of the last day of the prior Collection Period (or the Cutoff Date, for the Closing Date) at     %.

For purposes of this calculation, the future payments on each Receivable are the equal monthly payments that would reduce the Receivable’s Principal Balance as of the Cutoff Date to zero on the Receivable’s final scheduled payment date, at an interest rate equal to the APR of the Receivable and without any delays, defaults or prepayments.

“Yield Supplement Overcollateralization Schedule” means, for the Closing Date and each Payment Date, the following schedule:

Closing Date	$	[Payment Date]	$
[Payment Date]		[Payment Date]
[Payment Date]		[Payment Date]

Exhibit A

Form of Monthly Investor Report

Ford Credit Auto Owner Trust 20  -
Monthly Investor Report

Collection Period
Payment Date
Transaction Month(s)

Additional information about the structure, cashflows, defined terms and parties for this transaction can be found in the prospectus, available on the SEC website (http://www.sec.gov) under the registration number 333-       and at http://www.fordcredit.com/institutionalinvestments/index.jhtml.

I.  ORIGINAL DEAL PARAMETERS

Weighted Avg Remaining
	Dollar Amount	# of Receivables	Term at Cutoff
Initial Pool Balance

	Dollar Amount	Note Interest Rate		Legal Final Maturity
Original Securities:
Class A-1 Notes			%
Class A-2[a] Notes			%
[Class A-2b Notes			%	]
Class A-3 Notes			%
Class A-4 Notes			%
Class B Notes			%
Class C Notes			%
Total

II. AVAILABLE FUNDS

Interest:

Interest Collections

Principal:

Principal Collections

Prepayments in Full
Liquidation Proceeds
Recoveries

Sub Total

Collections

Purchase Amounts:

Purchase Amounts Related to Principal
Purchase Amounts Related to Interest

Sub Total

Clean-up Call

Reserve Account Draw Amount

Available Funds — Total

III. DISTRIBUTIONS

	Calculated Amount	Amount Paid	Shortfall	Carryover Shortfall	Remaining Available Funds
Owner Trustee, Indenture
Trustee, Asset Representations
Reviewer and Issuer Fees and Expenses
Servicing Fee
Interest — Class A-1 Notes
Interest — Class A-2[a] Notes
[Interest — Class A-2b Notes]
Interest — Class A-3 Notes
Interest — Class A-4 Notes
First Priority Principal Payment
Interest — Class B Notes
Second Priority Principal Payment
Interest — Class C Notes
Reserve Account Deposit
Regular Principal Payment
Additional Owner Trustee,
Indenture Trustee, Asset
Representations Reviewer and Issuer Fees and Expenses
Collections Released to Depositor

Total

Principal Payment:
First Priority Principal Payment
Second Priority Principal Payment
Regular Principal Payment

Total

IV. NOTEHOLDER PAYMENTS

	Noteholder Principal Payments	Noteholder Interest Payments	Total Payment
	Actual Per $1,000 of Original Balance	Actual Per $1,000 of Original Balance	Actual Per $1,000 of Original Balance
Class A-1 Notes
Class A-2[a] Notes
[Class A-2b Notes]
Class A-3 Notes
Class A-4 Notes
Class B Notes
Class C Notes

V. NOTE BALANCE AND POOL INFORMATION

	Beginning of Period		End of Period
	Balance	Note Factor	Balance	Note Factor
Class A-1 Notes
Class A-2[a] Notes
[Class A-2b Notes]
Class A-3 Notes
Class A-4 Notes
Class B Notes
Class C Notes

Total

Pool Information

Weighted Average APR
Weighted Average Remaining Term
Number of Receivables Outstanding
Pool Balance
Adjusted Pool Balance (Pool Balance - YSOC Amount)
Pool Factor

VI. OVERCOLLATERALIZATION INFORMATION

Specified Reserve Balance
Targeted Credit Enhancement Amount
Yield Supplement Overcollateralization Amount
Targeted Overcollateralization Amount
Actual Overcollateralization Amount (EOP Pool Balance - EOP Note Balance)

VII. RECONCILIATION OF RESERVE ACCOUNT

Beginning Reserve Account Balance
Reserve Account Deposits Made
Reserve Account Draw Amount
Ending Reserve Account Balance
Change in Reserve Account Balance
Specified Reserve Balance

VIII. CREDIT RISK RETENTION INFORMATION

[There were no material changes in the Depositor’s retained interest in the transaction.]

[Describe any material change in the Depositor’s retained interest in the transaction.]

[To be added for offerings after December 24, 2016:]

The fair value of the Notes and the Residual Interest included in the Prospectus for the Notes, dated     , 20   under the heading “Credit Risk Retention” is summarized below.  [The fair value of the Notes and the Residual Interest on the Closing Date did not change from the amounts included in the Prospectus, and there were no changes in methodology or inputs and assumptions.]

	Fair Value (Mils.)	Fair Value (%)
Class A notes	$		%
Class B notes	$		%
Class C notes	$		%
Residual Interest	$		%
Total	$		%

[The fair value of the Notes and the Residual Interest on the Closing Date is summarized below.  The differences in the fair values result from [describe changes in methodology or inputs and assumptions]].

	Fair Value (Mils.)	Fair Value (%)
Class A notes	$		%
Class B notes	$		%
Class C notes	$		%
Residual Interest	$		%
Total	$		%

IX. NET LOSSES AND DELINQUENT ACCOUNTS

# of Receivables	Amount

Realized Loss
(Recoveries)

Net Losses for Current Collection Period
Cumulative Net Losses Last Collection

Cumulative Net Losses for all Collection Periods
Ratio of Net Losses for Current Collection Period to Beginning of Period Pool Balance (annualized)

Delinquent Receivables:

	% of EOP Pool	# of Receivables	Amount
31-60 Days Delinquent
61-90 Days Delinquent
91-120 Days Delinquent
Over 120 Days Delinquent

Total Delinquent Receivables

Repossession Inventory:

Repossessed in Current Collection Period
Total Repossessed Inventory

Ratio of Net Losses to the Average Pool Balance for the Collection Period:
Second Prior Collection Period
Prior Collection Period
Current Collection Period
Three Month Average

Number of 61+ Delinquent Receivables to EOP Number of Outstanding Receivables:
Second Prior Collection Period
Prior Collection Period
Current Collection Period
Three Month Average

Delinquency Trigger:       [Y/N]

EA-5

X.  REPURCHASE DEMAND ACTIVITY (RULE 15Ga-1)

(1)  Repurchase Activity

[No activity to report]

			Total Assets in ABS by Originator			Assets That Were Subject of Demand			Assets That Were Repurchased or Replaced			Assets Pending Repurchase or Replacement (within cure period)			Demand in Dispute			Demand Withdrawn			Demand Rejected
Name of Issuing Entity	Check if Registered	Name of Originator	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)	(#)	($)	(% of principal balance)
Retail Auto Loans: Ford Credit Auto Owner Trust 20 - CIK#		Ford Motor Credit Company LLC

(2)  Most Recent Form ABS-15G

Filed by:  Ford Motor Credit Company LLC

CIK#:  0000038009

Date:   February   , 20